SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a 12

MANNING & NAPIER FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 MANNING & NAPIER FUND, INC.

MANNING & NAPIER FUND, INC.

290 Woodcliff Drive
Fairport, New York 14450

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the “Meeting”) of each series (the “Series”) of the Manning & Napier Fund, Inc. (the “Fund”). You are receiving these materials because of your investment in shares of one or more Series of the Fund. The Meeting is scheduled for [11:00 A.M., Eastern Time], on Tuesday, June 30, 2020. The Meeting will be a virtual meeting held via live audio webcast at https://www.viewproxy.com/ManningNapier/broadridgevsm. If you are a shareholder of record of the Fund as of the close of business on May 13, 2020, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

There are two proposals scheduled to be voted on at the Meeting. First, shareholders are being asked to elect directors to the Board of Directors of the Fund (the “Board”). There are seven nominees, one of whom is a new director and six of whom are current directors. The proxy statement provides a description of each nominee’s background and current status with the Fund, along with other information.

Second, shareholders are being asked to approve a new investment advisory agreement for their respective Series between Manning & Napier Advisors, LLC (“Manning & Napier”) and the Fund. Shareholders of the Rainier International Discovery Series (the “Rainier Series”) are being asked to approve both a new investment advisory agreement between Manning & Napier and the Fund on behalf of the Rainier Series and a new investment sub-advisory agreement between Manning & Napier and Rainier Investment Management, LLC (“Rainier”), a company majority owned by Manning & Napier’s parent company. Manning & Napier currently serves as investment adviser to each Series of the Fund, and to the Rainier Series pursuant to a separate investment advisory agreement. Rainier currently serves as the investment sub-adviser to the Rainier Series. Each new agreement (each, a “New Agreement,” and together, the “New Agreements”) has the same advisory fees as, and otherwise does not materially differ from, the current investment advisory agreements and the current investment sub-advisory agreement (each a “Current Agreement,” and, together, the “Current Agreements”). As discussed in more detail in the accompanying materials, you are being asked to approve the New Agreements because the Current Agreements may be deemed to terminate as a result of an upcoming transaction involving a change in the ownership of Manning & Napier.

The Board, including the independent directors, unanimously recommends that you vote “FOR” the election of the nominees and “FOR” the approval of the New Agreements, as applicable to your Series.

Whether or not you plan to attend the Meeting, we need your vote. Please take a few minutes to review this proxy statement and vote your shares today. Voting is quick and easy. Everything you need is enclosed. Please vote by Internet, phone, or mail today.

Thank you for taking the time to consider this important proposal and for your continuing investment.

Sincerely,

Paul Battaglia
President, Chairman and Director

Manning & Napier Fund, Inc.

MANNING & NAPIER FUND, INC.

290 Woodcliff Drive
Fairport, New York 14450

Online Virtual Meeting Only—No Physical Meeting Location

https://www.viewproxy.com/ManningNapier/broadridgevsm

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

MANNING & NAPIER FUND, INC.

 To Be Held on June 30, 2020

To the Shareholders:

    Notice is hereby given that a virtual special meeting of shareholders (the “Meeting”) of Manning and Napier Fund, Inc. (the “Fund”) will be held on Tuesday, June 30, 2020 at [11:00 A.M.], Eastern Time, via live audio webcast at https://www.viewproxy.com/ManningNapier/broadridgevsm for the following purposes:

(1)	To elect, as a slate of nominees, each of the current directors to the Board of Directors of the Fund;

(2)	(a)	To approve a new investment advisory agreement between the Fund, on behalf of each Series, and Manning & Napier Advisors, LLC (“Manning & Napier”);

(b)	To approve a new investment advisory agreement between the Fund, on behalf of the Rainier International Discovery Series, and Manning & Napier; and

(c)	To approve a new investment sub-advisory agreement between Manning & Napier and Rainier Investment Management, LLC on behalf of the Rainier International Discovery Series; and

(3)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 13, 2020 will be entitled to vote at the Meeting and at any adjournments or postponements thereof.

Please vote through the Internet, by touch-tone telephone, or by marking, dating and signing the enclosed proxy card and returning it in the prepaid envelope enclosed for your convenience to ensure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the virtual Meeting, you can revoke your proxy and vote your shares at the Meeting if you wish.

By Order of the Board of Directors,

Elizabeth Craig

Secretary

Manning & Napier Fund, Inc.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NEWS FOR SHAREHOLDERS

Although we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of the Manning & Napier Fund, Inc. (the “Fund”).

Proposal 1: To elect, as a slate of nominees, each of the current Directors (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Directors of the Fund.

Proposal 2:  (a) To approve a new investment advisory agreement between the Fund, on behalf of each Series, and Manning & Napier Advisors, LLC (“Manning & Napier”); (b) to approve a new investment advisory agreement between the Fund, on behalf of the Rainier International Discovery Series, and Manning & Napier; and (c) to approve a new investment sub-advisory agreement between Manning & Napier and Rainier Investment Management, LLC on behalf of the Rainier International Discovery Series.

Q & A: QUESTIONS AND ANSWERS

Q.	Why did you send me this booklet?

A.	You are receiving these proxy materials — a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card — because you have the right to vote on these important proposals concerning your investment in one or more Series of the Fund (the “Series”).

Q.	Why am I being asked to elect Directors?

A.	Proposal 1 arises from legal requirements that apply to mutual funds, such as the Fund. Vacancies on the Fund’s Board of Directors (the “Board”) may be filled by appointment of a new member of the Board (a “Director”) (without the need for a shareholder vote) if immediately after such appointment at least two-thirds of the Directors then holding office have been elected by shareholders.

In connection with consideration of succession planning and expected retirements of Directors, the Board recently determined to increase the size of the Board to seven and appointed a new Director. In addition, the Board adopted a retirement policy and expects that additional changes in the Board will occur in the coming years. Because Manning & Napier will already be incurring the costs of a proxy statement to approve the new advisory and sub-advisory agreements (Proposal 2), the Board recommends that shareholders also elect (or re-elect, as the case may be) all of the current Directors to the Board to reduce future Fund expenses by effectively extending the period of time until another shareholder proxy to elect directors would be required. By electing the current Directors at this time, the Fund will have more flexibility to fill a future vacancy on the Board without having to incur the time and cost of a shareholder proxy. Even though some of the current Directors have already been elected by the shareholders of the Fund, electing the full Board at a single point in time will result in a modest reduction of ongoing administrative work and will impose no cost on the Fund.

Q.	How was the nomination of the new Director determined?

A.	The Board’s Governance and Nominating Committee is composed entirely of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (“Independent Directors”) and is tasked with, among other things, periodically reviewing the composition of the Board (including its size and the balance of its members’ skills, experience and background), selecting and nominating candidates to serve as Independent Directors, and evaluating the qualifications of candidates for membership. Following consideration of the needs of the Board and the qualifications and skills of the candidate, the Board’s Governance and Nominating Committee has unanimously voted to recommend Mr. Russell O. Vernon as a Nominee for Independent Director based on, among other things, his business and professional experience, knowledge of financial services and investment management, and industry reputation.

Q.	What will happen if the current Directors are not elected?

A.	The current Directors will remain in place on the Board, even if the Fund does not receive sufficient votes to formally elect them. However, failing to vote in favor of Proposal 1 would result in the Fund incurring significant costs in connection with a shareholder proxy the next time that there is a vacancy on the Board. If Proposal 1 is not approved, the Board will take such further action as it deems to be in the best interests of the Fund’s shareholders, which may include re-proposing the election of any Directors who are not elected.

Q.	How do the Directors recommend that I vote on Proposal 1?

A.	After careful consideration, based in part on the recommendation of the Governance and Nominating Committee, the full Board unanimously voted to recommend that shareholders vote to elect Mr. Vernon and the other Nominees at a meeting of the Board held on April 22, 2020. The Board recommends that you vote “FOR” the election of Mr. Vernon and the current Directors.

Q.	Why am I being asked to vote on a new advisory agreement for my Series?

A.	You are being asked to vote on a new advisory agreement for your Series because of a transaction that will affect Manning & Napier, Inc. (“MN Inc.”), which is the ultimate parent company of Manning & Napier. In March of this year, William Manning, who is the co-founder of MN Inc. and current Chairman of the MN Inc. Board of Directors, delivered to the company an exchange notice under the terms of the exchange agreement (the “Exchange Agreement”) that was entered into at the time that MN Inc. became a public company in 2011. Pursuant to the Exchange Agreement, Mr. Manning will tender the entirety of his private interests in Manning & Napier Group, LLC (“MN Group”), the managing member of Manning & Napier, exchangeable for cash or shares of MN Inc. Class A common stock. On April 9, 2020, MN Inc. delivered to Mr. Manning a letter indicating that, as permitted under the Exchange Agreement, it will satisfy Mr. Manning’s exchange request by purchasing all of Mr. Manning’s private interests in MN Group (the “Transaction”). The Transaction will divest Mr. Manning entirely of his ownership interest in MN Group and the Company expects the settlement of the exchange to occur on or before May 11, 2020.

You are being asked to approve new investment advisory agreements and a new investment sub-advisory agreement for your Series, as applicable (each a “New Agreement,” and, together, the “New Agreements”) because the Transaction may be deemed to result in a change of control of the adviser, Manning & Napier, and the sub-adviser, Rainier Investment Management, LLC (“Rainier”) under the 1940 Act. As a result, the Transaction results in the assignment and automatic termination of the investment advisory agreements and the investment sub-advisory agreement pursuant to which Manning & Napier and Rainier provide investment advisory services and sub-advisory services, respectively to the Series (the “Current Agreements”). Shareholder approval of the New Agreements will enable Manning & Napier and Rainier to continue to serve the Series following the closing of the Transaction.

Q.	How will the Transaction affect me as a shareholder?

A.	The Transaction will not result in any changes to the organization or structure of the Series. You will still own the same shares in the same Series. If the New Agreements are approved, Manning & Napier and Rainier will continue to provide services to the Series on the same terms, and at the same fee rates, as they currently provide such services under the Current Agreements and the portfolio managers of the Series will not change.

Q.	How do the New Agreements differ from the Current Agreements?

A.	The terms of the New Agreements are identical to the terms of the Current Agreements, except with respect to the date.

Q.	Which New Agreements will I be voting on?

A.	Although there are three agreements discussed in this proxy statement, you will only vote on the investment advisory agreement(s) that relate to your Series. If you are a shareholder of record of the Rainier International Discovery Series (“Rainier Series”) as of May 13, 2020, you will be entitled to vote on the approval of the investment advisory agreement between Manning & Napier and the Fund on behalf of the Rainier Series as well as the investment sub-advisory agreement between Manning & Napier and Rainier on behalf of the Rainier Series. If you are a shareholder of record of any other Series, you will vote on the investment advisory agreement between Manning & Napier and the Fund, on behalf of your Series. If you own shares of both the Rainier Series and any other Series as of the Record Date, you will be entitled to vote on all three agreements. Your proxy card will indicate the New Agreement that governs your Series.

Q.	How do the Directors recommend that I vote on Proposal 2?

A.	After careful consideration, the Board unanimously approved the New Agreements at a meeting held on April 22, 2020, and recommends that you vote “FOR” the approval of the New Agreements. Please see “Board Considerations in Approving the New Agreements” in the enclosed proxy statement for more information.

Q.	What happens if the New Agreements are not approved?

A.	At the board meeting held on April 17, 2020, the Board also approved interim investment advisory and sub-advisory agreements (the “Interim Agreements”) which will become effective for each Series on the date of the Transaction, allowing Manning & Napier and Rainier to continue to provide investment advisory and sub-advisory services for each Series for up to 150 days between termination of the Current Agreements and shareholder approval of the New Agreements. If the New Agreements are not approved by shareholders, Manning & Napier and Rainier will continue to provide services to the Fund under the Interim Agreements until their terms expire or the Interim Agreements are otherwise terminated, and the Board will consider what further action is in the best interests of the Series and the shareholders, including resubmitting the New Agreements to shareholders for approval.

Q.	How do I place my vote and whom do I call for more information?

A.	You may vote your shares by any of the following methods:

1)	Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

2)	Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;

3)	Regular Mail: If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

4)	Shareholder Meeting: Although the we would prefer that you place your vote by telephone, the Internet or by mail, you also have the option to attend the virtual Meeting on Tuesday, June 30, 2020 and vote at that time. We will be hosting the Meeting live via audio webcast. There is no physical location for the Meeting. Any shareholder eligible to vote can attend the Meeting live online by accessing https://www.viewproxy.com/ManningNapier/broadridgevsm. You will need to obtain your own Internet access if you choose to virtually attend the Meeting. A summary of the information that you need to attend the webcast is provided below:

●	To attend and vote at the meeting, please register no later than 48 hours prior to the meeting at https://www.viewproxy.com/ManningNapier/broadridgevsm. You will need to enter your name, the virtual control number located on your proxy card and your email address.

●	Once registered, you will receive instructions to attend the meeting.

●	Assistance with questions regarding how to attend and participate will be provided by calling 1-866-612-8937 on the day of the meeting.

●	Webcast starts at [11 A.M.] Eastern Time.

●	Shareholders may submit questions while attending the Meeting via the Internet.

Q.	Why hold a virtual meeting?

A:	In light of the concerns regarding novel coronavirus (COVID-19), we believe that hosting a virtual meeting is in the best interest of the Fund and its shareholders.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs. Please refer to the proxy card attached to this Proxy Statement for further instructions on how to vote. If you would like to receive an additional copy of the Annual Report or the most recent Semi-Annual Report free of charge, visit the Funds’ web site at www.manning-napier.com/documents or call the Manning & Napier Fund’s Fund Services Department at 800-466-3863. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

MANNING & NAPIER FUND, INC.
290 Woodcliff Drive
Fairport, New York 14450

Blended Asset Conservative Series

Blended Asset Extended Series

Blended Asset Maximum Series

Blended Asset Moderate Series

Credit Series

Core Bond Series

Disciplined Value Series

Diversified Tax Exempt Series

Equity Series

High Yield Bond Series

New York Tax Exempt Series

OVERSEAS SERIES

Pro-Blend(R) Conservative Term Series

Pro-Blend(R) Extended Term Series

Pro-Blend(R) Maximum Term Series

Pro-Blend(R) Moderate Term Series

Rainier International Discovery Series

Real estate series

Target Income Series

Target 2015 Series

Target 2020 Series

Target 2025 Series

Target 2030 Series

Target 2035 Series

Target 2040 Series

Target 2045 Series

Target 2050 Series

Target 2055 Series

Target 2060 Series

Unconstrained Bond Series

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2020

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Manning & Napier Fund, Inc. (the “Fund”) for use at the Joint Special Meeting of Shareholders of each series of the Fund (the “Series”) to be held on Tuesday, June 30 at [11:00 A.M.], Eastern time virtually at https://www.viewproxy.com/ManningNapier/broadridgevsm, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of each Series at the close of business on May 13, 2020 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about Tuesday, May 26, 2020.

As used in this proxy statement, the Fund’s Board of Directors is referred to as the “Board,” and the term “Director” includes each director of the Fund. A Director who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Director.”

Certain separate account clients of Manning & Napier Advisors, LLC (the “Advisor”), the investment advisor to the Fund, have delegated proxy voting responsibility to the Advisor pursuant to the terms of their investment advisory agreements with the Advisor. Accordingly, the Advisor has the authority to vote on behalf of these separate account clients the shares held by these clients in the various Series of the Fund.

The Advisor will vote any shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures. Pursuant to the Advisor’s proxy voting procedures, with respect to proxies solicited by a Series held by separate account clients for which the Advisor has proxy voting responsibility, the Advisor’s Proxy Policy Committee (the “Proxy Committee”) will determine if any material conflicts of interest arise with respect to the Advisor voting the proxy, and, if it determines that no such conflicts arise, the proxy is voted in accordance with the determination of the Proxy Committee.

The Proxy Committee determined, after reviewing all relevant information, that there were no material conflicts of interest with respect to the Advisor voting on Proposal 1 and Proposal 2, and that the proxies with respect to shares held by separate account clients for which the Advisor has proxy voting responsibility should be voted FOR the approval of Proposal 1 and FOR the approval of Proposal 2. A summary of the material factors considered by the Proxy Committee in connection with its determination that each Proposal does not raise any material conflicts of interest is set forth below.

Proposal 1. The Proxy Committee considered legal requirements that require at least two-thirds of the Directors holding office to be elected by shareholders. They further considered that the Board recently increased the number of Directors to seven and appointed a new Director. The Proxy Committee took into account the Board’s recent adoption of a retirement policy and expectation that additional changes to the Board will occur in the coming years. The Proxy Committee acknowledged that since Manning & Napier will already be incurring the costs of a proxy statement in conjunction with Proposal 2, that electing the directors at this time would provide the Fund with more flexibility to fill a future vacancy on the Board without incurring the time and cost of a shareholder proxy. The Proxy Committee considered the fact that six of the nominees are considered Independent Directors under the 1940 Act, and have no material relationship with the Advisor. The Proxy Committee further considered the fact that each of the nominees for Independent Director currently serves as a Director of the Fund and has brought and is expected to continue to bring, a wide range of expertise to the Board. With respect to the recent election of Russell O. Vernon, the Proxy Committee considered the process and factors considered by the Governance & Nominating Committee to evaluate Mr. Vernon’s qualifications for Board membership. The Proxy Committee also took into account that the nominees for Independent Directors supported the nomination of Paul J. Battaglia, an employee of the Advisor, as the nominee for Interested Director.

Proposal 2. The Proxy Committee acknowledged the Transaction, which may be deemed to result in a change of control of Manning & Napier, and the sub-advisor, Rainier Investment Management, LLC under the 1940 Act. They further acknowledged that as a result, the Transaction results in the assignment and automatic termination of the investment advisory agreements and the investment sub-advisory agreement pursuant to which Manning & Napier and Rainier provides investment advisory services and sub-advisory services, respectively, to the Series. The Proxy Committee considered that entering into the new investment advisory agreements and sub-advisory agreement will allow Manning & Napier and Rainier to continue to serve the Series following the closing of the Transaction. The Proxy Committee considered the Board’s considerations and conclusions with respect to approving the new investment advisory agreements and the sub-advisory agreement. The Proxy Committee took into account the fact that the new investment advisory agreements and sub-advisory agreement are identical to the terms of the Current Agreements, except with respect to the date.

In addition, the Fund’s Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Fund to the Advisor, subject to the Board’s general oversight. Accordingly, the Advisor has voting authority with respect to shares of a Series that are held by another Series. The Advisor has such voting authority in connection with the investments of, among other Series, the Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, Target 2060 Series and Target Income Series, because each such Series is a “fund of funds” that invests its assets in a combination of other Series of the Fund.

As of the Record Date, due to the voting authority discussed above and its initial investments in certain Series, the Advisor was believed to possess voting authority with respect to approximately [FIGURE] ([PERCENTAGE]) of the outstanding shares of the Fund. The table below provides a listing of the breakdown of outstanding shares for each Series within the Fund for which the Advisor is believed to possess voting authority.

Name of Series	Number of Shares	Percentage of the Class
	(To be Added)	(To be Added)
Blended Asset Conservative Series
Blended Asset Extended Series
Blended Asset Maximum Series
Blended Asset Moderate Series
Core Bond Series
Credit Series
Disciplined Value Series
Diversified Tax Exempt Series
Equity Series
High Yield Bond Series
New York Tax Exempt Series
Overseas Series
Pro-Blend® Conservative Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series
Pro-Blend® Moderate Term Series
Rainier International Discovery Series
Real Estate Series
Target Income Series
Target 2015 Series
Target 2020 Series
Target 2025 Series
Target 2030 Series
Target 2035 Series
Target 2040 Series
Target 2045 Series
Target 2050 Series
Target 2055 Series
Target 2060 Series
Unconstrained Bond Series

PROPOSAL 1 – ELECTION OF DIRECTORS

It is proposed that Stephen B. Ashley, Paul J. Battaglia, Paul A. Brooke, Peter L. Faber, Harris H. Rusitzky, Russell O. Vernon and Chester N. Watson (each, a “Nominee” and collectively, the “Nominees”) be elected at the Meeting to serve as Directors of the Fund.

All of the Nominees currently serve on the Board. Section 16(a) of the 1940 Act generally requires the directors of an investment company to be elected by shareholder vote. Section 16(a) provides, however, that directors may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the directors then holding office have been elected by shareholders. Currently, five of the seven Directors (Messrs. Ashley, Brooke, Faber, Rusitzky and Watson) have been elected by shareholders, while two of the seven Directors (Messrs. Battaglia and Vernon) have been appointed by the Board, but not elected by shareholders.

Although not required by applicable law or the Fund’s governing documents, the Board, for reasons of efficiency and to attempt to reduce future costs and expenses of the Series, has determined that it is in the best interests of the Fund to seek the election by shareholders of all seven current Directors. If all of the seven current Directors are elected, following the Meeting, all seven Directors of the Fund will have been elected by shareholders. This will permit the Board to fill several future vacancies on the Board over time before next having to incur the costly expense of a proxy solicitation.

Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director if elected. The Board of Directors does not know of any reason why any Nominee would be unable or unwilling to serve as a Director, but if any Nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as Nominee or Nominees.

Matters Considered by the Board

At a special meeting of the Board held on April 17, 2020 (the “April 17th Board Meeting”), the Board appointed Mr. Vernon to the Board. In addition, the Board was provided with information at a special meeting held on April 22, 2020 regarding the Proposal and considered whether to recommend that shareholders vote in favor of the Proposal. Based on information provided to the Board during and in advance of the April 17th and April 22nd Board Meetings and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Series vote in favor of the proposal to elect all seven current Directors of the Board.

Prior to the Board Meetings, the Board considered and discussed, among other things, information about the current Directors’ capacity, their expected length of service, the experience and knowledge of the Board, both individually and in the aggregate, the number, size and complexity of the Series and the growth trajectory of the Fund. Based on its review and deliberation, the Board voted in the April 17th Board Meeting to increase the size of the Board to seven Directors, to appoint Mr. Vernon to the Board and in the April 22nd Meeting to recommend the Proposal for approval by shareholders.

In considering Mr. Vernon to serve as a new Independent Director, the Board and its Governance and Nominating Committee generally considered Mr. Vernon’s business or professional experience, and reputation. In addition, the Governance and Nominating Committee evaluated Mr. Vernon’s qualifications for Board membership and his independence from the investment advisers and other principal service providers for the Series as well as any relationships beyond those delineated in the 1940 Act that might impair independence. The Board and the Governance and Nominating Committee also considered Mr. Vernon’s expertise with respect to financial and accounting matters and the age and expertise of the current Directors. Mr. Vernon’s experience and qualifications are discussed below.

In determining to recommend that shareholders vote in favor of electing Mr. Vernon to the Board, in addition to Mr. Vernon’s qualifications and experience, the Board determined (1) that Mr. Vernon is sufficiently independent from relationships with the Advisor, and other principal service providers of the Series, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that Mr. Vernon demonstrated an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his function as an effective Board member; and (3) that Mr. Vernon has no continuing relationship as a director, officer or board member of any U.S. registered investment company. With respect to Mr. Vernon’s proposed appointment to the Fund’s Audit Committee, the Board also reviewed information provided by Mr. Vernon and made the determination that Mr. Vernon is an audit committee financial expert within the meaning of the Sarbanes-Oxley Act of 2002.

In considering whether to recommend that shareholders elect the six current Directors, the Board considered and discussed information about the 1940 Act voting requirements, the potential to mitigate future costs, and the flexibility that may be created with respect to the future appointment of Directors to the Board if shareholders elect the current Directors. The Board also considered its current composition, including its individual and collective business and professional experience.

Irrespective of whether shareholders elect the seven current Directors, all seven current Directors will continue to serve as Directors without interruption.

Individual Nominee Qualifications

The Board has determined to recommend to shareholders that each of the Nominees should be elected to the Board because of his or her ability to review and understand information about the Series, identify and request other information relevant to the performance of his or her duties, question management and other service providers regarding material factors bearing on the management and administration of the Series, and exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Nominees should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

Independent Directors and Nominees

The Fund has concluded that Stephen B. Ashley should serve as Director because of the experience he has gained in his various roles with the Ashley Group, a property management company, his experience as Chairman and Director of a publicly traded company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Director of the Fund since 1996.

The Fund has concluded that Paul A. Brooke should serve as Director because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. In addition, Mr. Brooke was a Founder and Managing Partner of VenBio, an investment firm focused on biotechnology. The Fund has also concluded that Mr. Brooke should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.

The Fund has concluded that Peter L. Faber should serve as Director because of the experience he gained serving as a Partner and Senior Counsel in the tax practice of a large, international law firm, McDermott, Will & Emery LLP, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1987.

The Fund has concluded that Harris H. Rusitzky should serve as Director because of the business experience he gained as founding President of the Rochester Funds, as President of a consulting company, The Greening Group, as a Partner of The Restaurant Group, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1985.

The Fund has concluded that Russell O. Vernon should serve as Director because of the experience he has gained in his thirty years of helping financial companies grow and adjust to changing conditions. Mr. Vernon formerly served as the founder and General Partner of BVM Capital and President of Commerce Capital Markets, Inc. Mr. Vernon also previously served as the Chief Operating Officer at Barrett Associates, Inc., a money management firm, and as the Director of Investment Operations at Warburg Pincus Asset Management and Chancellor Capital Management. In those roles, Mr. Vernon was directly responsible for building a state-of-the-art infrastructure to support all client, business, product development and growth needs. He also served on numerous management and operating committees. Additionally, Mr. Vernon served as a Senior Manager at Deloitte & Touche, where his consulting practice focused on management, M&A, financial service and due diligence engagements and issues.

The Fund has concluded that Chester N. Watson should serve as Director because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester Institute of Technology, where he serves as Chairman of the Audit Committee and Member of the Finance Committee. The Fund has also concluded that Mr. Watson should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2012.

Interested Director and Nominee

The Fund has concluded that Paul J. Battaglia should serve as Director because of his knowledge of and experience in the financial services industry, and the knowledge and experience he has gained from serving in various executive and management positions with the Advisor since 2004. Mr. Battaglia has over 15 years of experience in strategic and fiscal planning and budgeting, financial reporting, and investor relations.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The tables below show basic information about the Nominees. For purposes of their duties as Directors, the address of each individual listed below is 290 Woodcliff Drive, Fairport, New York 14450.

Listed below are each Nominee’s name and age, as well as his proposed position(s) with the Fund.

Nominee for Interested Director

Name and Age	Positions to be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Directorships Held By Nominee During the Past 5 Years
Paul J. Battaglia, 41	Principal Executive Officer, President, Chairman and Director	Indefinite – Chairman and Director since November 2018	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates	31	N/A

*	Mr. Battaglia is considered an “interested person” of the Fund as defined in the 1940 Act by reason of his position with the Fund’s investment advisor.

Nominees for Independent Directors (Currently Serve as Independent Directors)

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held By Nominee During the Past 5 Years
Stephen B. Ashley, 80	Director, Audit Committee Member, Governance & Nominating Committee Member	Indefinite; since 1996	Chairman, Director since 1997; Chief Executive Officer (1997-2019) – The Ashley Group (property management and investment)	31	Ashley Companies since 1997

Paul A. Brooke, 74	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017	Managing Member since 1991 – PMSV Holdings LLC (investments); Chairman since 2018 - Caelum BioSciences (biomedical); Managing Member (2010-2016) – Venbio (investments)	31	Incyte Corp. (biotech) since 2000; PureEarth(non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Peter L. Faber, 81	Director, Governance & Nominating Committee Member	Indefinite; since 1987	Partner (1995-2006 & 2013-2018); Senior Counsel (2006-2012) – McDermott, Will & Emery LLP (law firm)	31

Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Harris H. Rusitzky, 85	Director, Audit Committee Member, Governance & Nominating Committee Member	Indefinite; since 1985	President since 1994 – The Greening Group (business consultants); Partner (2006 – 2020) – The Restaurant Group (restaurants)	31

Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978-2020)

Russell O. Vernon, 62	Director, Audit Committee Member, Governance & Nominating Committee Member	Indefinite; since 2020	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)	31

Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Chester N. Watson, 69	Director, Audit Committee Chairman, Governance & Nominating Committee Member	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013	General Auditor (2003-2011) – General Motors Company (auto manufacturer)	31

Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019)

*At a meeting held on April 22, 2020, the Board adopted a mandatory retirement policy applicable to Directors (the “Retirement Policy”).  Under the Retirement Policy, each Director shall resign from service on the Board not later than December 31st of the calendar year in which such Director attains the age of 82 years.  The Retirement Policy may be waived with respect to a Director for one or more one year periods by unanimous vote of the Board.

Securities Beneficially Owned by Each Director

As of March 31, 2020, the Directors of the Fund beneficially owned equity securities of the Funds within the dollar ranges presented in the table below.

Interested Director

Name of Nominee	Dollar range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Paul J. Battaglia	Disciplined Value Series – Between $10,001 and $50,000	Over $100,000
Equity Series – Between $10,001 and $50,000
High Yield Bond Series – Between $1 and $10,000
Overseas Series- Between $10,001 and $50,000
Rainier International Discovery Series – Between $1 and $10,000

Independent Directors

Name of Nominee	Dollar range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Stephen B. Ashley	None	None

Paul A. Brooke	None	None

Peter L. Faber	Disciplined Value Series – Over $100,000	Over $100,000
High Yield Bond Series – Over $100,000
New York Tax Exempt Series – Over $100,000
Pro-Blend Conservative Term Series – Over $100,000
Pro-Blend Extended Term Series – Over $100,000
Real Estate Series – Over $100,000
Unconstrained Bond Series – Over $100,000

Harris H. Rusitzky	Disciplined Value Series – Between $50,001 and $100,000	Over $100,000
High Yield Bond Series – Between $10,001 and $50,000
Overseas Series – Over $100,000
New York Tax Exempt Series – Over $100,000
Real Estate Series – Between $50,001 and $100,000
Unconstrained Bond Series – Between $50,001 and $100,000

Russell O. Vernon	None	None

Chester N. Watson	None	None

Board Structure and Oversight Function

The management and affairs of the Fund are supervised by the Board of Directors. During each Series’ last fiscal year, the Board met four times on behalf of the Fund. In each such fiscal year, each Director attended all meetings. Since the Fund is not required to convene annual shareholder meetings, there is no policy regarding Director attendance at such meetings.

As with most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor and the Fund’s distributor. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Series, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Series as well as proposed investment limitations for the Series. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Series’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Series’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Series.

The Board meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Fund’s CCO provides the Board with an assessment of the Fund’s Compliance Program reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board directly, or through one or more of its Committees, receives reports from the Fund’s service providers that assist the Board in identifying and understanding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Fair Value Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board (through its Audit Committee) oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the U.S. Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods, and the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund and the Series, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chair of the Board, Paul J. Battaglia, is an interested person of the Fund as that term is defined in the 1940 Act. Paul A. Brooke serves as the Lead Independent Director. In his role as Lead Independent Director, Mr. Brooke, among other things: (i) presides over Board meetings in the absence of the Chair of the Board; (ii) presides over executive sessions of the Independent Directors; (iii) along with the Chair of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Directors and Fund management, and among the Independent Directors; (v) serves as a key point person for dealings between the Independent Directors and Fund management; and (vi) has such other responsibilities as the Board or Independent Directors determine from time to time.

The Fund made this determination in consideration of, among other things, the fact that the Independent Directors constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are Independent Directors, the amount of assets under management in the Fund, the number of Series (and classes of shares) overseen by the Board, and the total number of Directors on the Board.

Board Committees

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, Russell O. Vernon and Chester N. Watson (Chairman). The Audit Committee meets twice annually, and, if necessary, more frequently. The Audit Committee met twice during the last fiscal year. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations. All of the members of the Audit Committee have been determined by the Board to be audit committee financial experts, as defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation.

The Governance and Nominating Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke (Chairman), Peter L. Faber, Harris H. Rusitzky, Russell O. Vernon and Chester N. Watson. Mr. Vernon has been appointed to the Governance and Nominating Committee, but he did not serve on the Committee at the time the Committee made recommendations to the Board in connection with the Proposal. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the Advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members.

COMPENSATION OF DIRECTORS AND OFFICERS

The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s CCO’s salary is paid by the Fund. Each Independent Director receives an annual fee of $70,000. Annual fees will be calculated quarterly. Each Independent Director receives $10,000 per regular Board meeting attended, and $3,000 per special or other Board meeting attended. In addition, the Independent Directors who are members of the Audit Committee receive $3,000 per Committee meeting attended, and the Independent Directors who are members of the Governance and Nominating Committee receive $2,000 per Committee meeting attended. Mr. Watson receives an additional fee of $2,500 per Audit Committee meeting for serving as Audit Committee Chairman. Mr. Brooke receives an additional fee of $1,500 per Governance and Nominating Committee meeting for serving as Governance and Nominating Committee Chairman and an additional annual fee of $25,000 for serving as Lead Independent Director.

The chart below provides information about the total compensation paid to the Independent Directors and the Fund’s CCO by the Fund for the fiscal year ended December 31, 2019:

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex*
Stephen B. Ashley, Director	$131,000	N/A	N/A	$131,000
Paul A. Brooke, Director, Lead Independent Director, Governance & Nominating Committee Chair	$157,500	N/A	N/A	$157,500
Peter L. Faber, Director	$125,000	N/A	N/A	$125,000
Harris H. Rusitzky, Director	$131,000	N/A	N/A	$131,000
Russell O. Vernon*, Director	N/A	N/A	N/A	N/A
Chester N. Watson, Director, Audit Committee Chair	$136,000	N/A	N/A	N/A
Samantha Larew, Chief Compliance Officer	$51,333	N/A	N/A	$51,333

*	Mr. Vernon did not serve as a Director as of December 31, 2019.
**	As of December 31, 2019, the Fund Complex consisted of 31 Series.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE SERIES VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PROPOSAL 2 – APPROVAL OF THE NEW INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS

The Change in Control of Manning & Napier Advisors, LLC and

Rainier Investment Management, LLC

Manning & Napier Advisors, LLC (“Manning & Napier”) serves as investment adviser to each of the Series. Manning & Napier also serves as investment advisor to the Rainier International Discover Series (the “Rainier Series”) pursuant to a separate investment advisory agreement. Rainier Investment Management, LLC (“Rainier”), a company majority owned by Manning & Napier’s parent company, serves as investment sub-adviser to the Rainier Series.

Manning & Napier, Inc. (“MN Inc.”) is the ultimate parent company of Manning & Napier.  In March of this year, William Manning, who is the co-founder of MN Inc. and current Chairman of the MN Inc. Board of Directors, delivered to the company an exchange notice under the terms of the exchange agreement (the “Exchange Agreement”) that was entered into at the time that MN Inc. became a public company in 2011.  Pursuant to the Exchange Agreement, Mr. Manning will tender the entirety of his private interests in Manning & Napier Group, LLC (“MN Group”), the managing member of Manning & Napier, exchangeable for cash or shares of MN Inc. Class A common stock.  On April 9, 2020, MN Inc. delivered to Mr. Manning a letter indicating that, as permitted under the Exchange Agreement, it will satisfy Mr. Manning’s exchange request by purchasing all of Mr. Manning’s private interests in MN Group (the “Transaction”). The Transaction will divest Mr. Manning entirely of his ownership interest in MN Group. MN Inc. expects the settlement of the exchange to occur on or before May 11, 2020.

The Transaction may be deemed to result in a change of control of Manning & Napier and Rainier under the 1940 Act. As a result, the Transaction results in the assignment and automatic termination of the investment advisory agreements and the investment sub-advisory agreement pursuant to which Manning & Napier and Rainier, respectively, provide advisory services to the Series (the “Current Agreements”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned.  As a result, shareholders of the Series are being asked to approve: (i) a new advisory agreement between the Fund, on behalf of the Series (other than the Rainier Series), and Manning & Napier; (ii) a new advisory agreement between the Fund, on behalf of the Rainier Series, and Manning & Napier; and (iii) a new sub-advisory agreement between Manning & Napier and Rainier on behalf of the Rainier Series (together, the “New Agreements”) so that Manning & Napier and Rainier’s management of the Series may continue without any interruption. Shareholders are not being asked to approve the Transaction.

The Transaction is expected to close on or before May 11, 2020, which is prior to the date of the Meeting.  Because the Current Agreements will terminate at the time of the closing of the Transaction and prior to the time that shareholders have an opportunity to approve the New Agreements, at a meeting held on April 17, 2020 (the “April 17th Meeting”), in reliance on Rule 15a-4 under the 1940 Act, the Board approved “interim” investment management agreements (each an “Interim Advisory Agreement”).  These Interim Advisory Agreements permit Manning & Napier and Rainier to continue to provide investment advisory and sub-advisory services with respect to the Series for a period of 150 days after the Transaction closes while the Funds solicit shareholder votes approving the New Agreements.  The use of these Interim Advisory Agreements is subject to specific restrictions, as further described below.

The terms of each Interim Advisory Agreement for a Series are substantially identical to those of the corresponding Current Agreement for that Series, except for the term and escrow provisions, as described below.  Each Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Series approve the New Agreements, as applicable.  Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Manning & Napier or Rainier under an Interim Advisory Agreement is to be held in an interest-bearing escrow account.  If shareholders of a Series approve the New Agreements prior to the end of the 150-day period, the amount withheld from payment will be paid to Manning & Napier and Rainier, as applicable.  If shareholders of a Series do not approve the New Agreements prior to the end of the 150-day period, the Board will be asked to consider what further action to take, and Manning & Napier and Rainier, as applicable, will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total of the withheld amount. Unlike the New Agreements, it is not necessary for shareholders to approve the Interim Advisory Agreements.

Under requirements imposed by Rule 15a-4, approval of the Interim Agreements would have been required to be voted on at a meeting held in person.  However, the April 17th Board Meeting was held virtually in reliance on temporary exemptive relief provided by the SEC due to the effects of the COVID-19 pandemic and based on a finding of the Board that reliance on the SEC exemptive relief is necessary and appropriate due to circumstances related to the current and potential effects of the COVID-19 pandemic. The April 17th Board Meeting was held using video conferencing technology that allowed participants to see and hear each other at the same time, although certain participants participated by audio only.

As discussed in greater detail below, at a meeting held on April 22, 2020 (the “April 22nd Board Meeting”), the Board approved each of the New Agreements, to become effective upon shareholder approval. In addition, the Board, including all of the Independent Directors, unanimously recommended the approval of the New Agreements to the Series’ shareholders.  Under requirements imposed by Section 15 of the 1940 Act, approval of the New Agreements would have been required to be voted on at a meeting held in person.  However, the April 22nd Board Meeting was held virtually in reliance on temporary exemptive relief provided by the SEC due to the effects of the COVID-19 pandemic and based on a finding of the Board that reliance on the SEC exemptive relief is necessary and appropriate due to circumstances related to the current and potential effects of the COVID-19 pandemic.  The April 22nd Board Meeting was held using video conferencing technology that allowed participants to see and hear each other at the same time, although certain participants participated by audio only.

The Transaction is not expected to result in any changes to the organization or structure of the Series.  You will still own the same shares in the same Series.  If the New Agreements are approved, Manning & Napier will continue to serve as investment adviser to the Series (including the Rainier Series), Rainier will continue to serve as sub-adviser to the Rainier Series, and none of the Series’ other service providers are expected to change in connection with the Transaction.  Under the New Agreements, Manning & Napier and Rainier will provide the same advisory services to the Series on the same terms as Manning & Napier and Rainier provide such services under the Current Agreements. The advisory fee rate paid by the Series to Manning & Napier, and that Manning & Napier pays to Rainier under the Current Agreements will remain unchanged under the New Agreements.

If the New Agreements are not approved by shareholders, the Board will consider such further action as it deems in the best interests of shareholders, which may include resubmitting the New Agreements to shareholders for approval.

Required Vote

The purpose of this Proxy Statement is to submit the New Agreements to a vote of each Series’ shareholders pursuant to the requirements of the 1940 Act. Shareholders of each Series will vote separately on this Proposal.  The 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Series means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to a Series requires the affirmative vote of a 1940 Act Majority of the Series’ shares. Approval of the Proposal by shareholders of one Series is not contingent upon the approval of the Proposal by shareholders of any other Series. If shareholders of one or more Series approve the Proposal, but shareholders of other Series do not, the Board will consider such further action as it deems in the best interests of shareholders, which may include resubmitting the New Agreement to shareholders of the non-approving Series for approval.

Information about Manning & Napier

Manning & Napier is a Delaware limited liability company formed on September 13, 2011, and is the successor to Manning & Napier Advisors, Inc., which was formed as a partnership on April 27, 1970, and incorporated in New York on January 3, 1972. Manning & Napier, located at 290 Woodcliff Drive, Fairport, New York 14450, is an investment adviser registered under the Investment Advisers Act of 1940, as amended.  As of December 31, 2019, Manning & Napier had approximately $19.5 billion in assets under management.

Manning & Napier is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of Manning & Napier’s directors, officers or employees who may be elected as officers of the Fund to serve as such. In addition, Manning & Napier oversees Rainier to ensure its compliance with the investment objective, policies, strategies, and restrictions of the Rainier Series, and monitors Rainier’s adherence to its investment style.

Listed below are the names and titles of each principal executive officer and director of Manning & Napier, as currently expected to be effective upon the closing of the Transaction.  Except as otherwise noted below, the principal business address of each principal executive officer and director of Manning & Napier is 290 Woodcliff Drive, Fairport, New York 14450.

Name	Position Held With Manning & Napier
Marc O. Mayer	Chief Executive Officer
Paul J. Battaglia	Chief Financial Officer
Ebrahim Busheri	Director of Investments
Jessica M. Kushner	Chief Compliance Officer
Sarah C. Turner	General Counsel/ Corporate Secretary
Christopher Briley	Chief Technology Officer
Nicole Kingsley Brunner	Chief Marketing Officer
Aaron T. McGreevy	Managing Director, Taft-Hartley, Institutional Sales and Intermediary Distribution
Gregory S. Woodard	Managing Director, Wealth Management

Information about Rainier

Rainier is a Washington limited liability company with its principal place of business at 600 University Street Suite 2412 Seattle, WA 98101. Rainier is an investment adviser registered under the Investment Advisers Act of 1940, as amended.  As of December 31, 2019, Rainier had approximately $824 million in assets under management.

Rainier acts as the investment sub-advisor to the Rainier Series. Manning & Napier Group owns a majority of the outstanding interests in Rainier, and the remaining interests are owned by certain of Rainier’s employees. Under the sub-advisory agreement between Manning & Napier and the Rainier Series, Rainier provides a continuous investment program for the Rainier Series and makes decisions and places orders to buy, sell or hold particular securities for the Series. Rainier is also responsible for managing its employees who provide services to the Series.

Listed below are the names and titles of each principal executive officer and director of Rainier, as currently expected to be effective upon the closing of the Transaction.  Except as otherwise noted below, the principal business address of each principal executive officer and director of Rainier is 600 University Street Suite 2412 Seattle, WA 9810.

Name	Position Held With Rainier
Marc O. Mayer	Chief Executive Officer
Jessica M. Kushner	Chief Compliance Officer
Sarah C. Turner	General Counsel/ Corporate Secretary

Description of the Material Terms of the Current Agreements and the New Agreements

The Current Agreement between the Fund, on behalf of the Series (other than the Rainier Series), and Manning & Napier, dated December 17, 2007, was initially approved by the Board for a term of two years on August 30, 2007. The Current Agreement between the Fund, on behalf of the Rainier Series, and Manning & Napier dated August 21, 2017, was initially approved by the Board for a term of two years on February 16, 2017. The Current Agreement between Manning & Napier and Rainier on behalf of the Rainier Series, dated August 21, 2017, was initially approved by the Board for a term of two years on February 16, 2017. The Current Agreements were approved by each Series’ initial shareholder before the Series commenced investment operations.

The New Agreements will become effective upon approval by the Series shareholders or after the closing of the Transaction.  The terms of the New Agreements are identical to the terms of the Current Agreements, except with respect to the dates.  Set forth below is a summary of material terms of the New Agreements. The form of each New Agreement is included as Appendix A, B and C.  Although the summary of material terms of the New Agreements below are qualified entirely by reference to the form of New Agreements included in Appendix A, B and C, Shareholders should still read the summary below carefully.

The advisory fee rates under the Current Agreements and the New Agreements are the same.  The annualized advisory fee rates paid to Manning & Napier by the Fund will remain at the percentage of the Series average daily net assets as set forth below:

Blended Asset Conservative Series	0.40%
Blended Asset Extended Series	0.50%
Blended Asset Maximum Series	0.50%
Blended Asset Moderate Series	0.45%
Core Bond Series	0.25%
Credit Series	0.25%
Disciplined Value Series	0.30%
Diversified Tax Exempt Series	0.50%
Equity Series	0.75%
High Yield Bond Series	0.40%
New York Tax Exempt Series	0.50%
Overseas Series	0.60%
Pro-Blend Conservative Term Series	0.40%
Pro-Blend Extended Term Series	0.60%
Pro-Blend Maximum Term Series	0.60%
Pro-Blend Moderate Term Series	0.60%
Rainier International Discovery Series	0.90%
Real Estate Series	0.60%
Target Income Series	0.00%
Target 2015 Series	0.00%
Target 2020 Series	0.00%
Target 2025 Series	0.00%
Target 2030 Series	0.00%
Target 2035 Series	0.00%
Target 2040 Series	0.00%
Target 2045 Series	0.00%
Target 2050 Series	0.00%
Target 2055 Series	0.00%
Target 2060 Series	0.00%
Unconstrained Bond Series	0.30%

The annualized advisory fee rate paid to Rainier by Manning & Napier will remain at the percentage of the Series average daily net assets as set forth below:

Rainier International Discovery Series	0.70%

In addition, the Series operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreements.

The New Agreements would require Manning & Napier and Rainier to provide the same services as were provided under the Current Agreements.  Manning & Napier and Rainier shall, subject to the supervision of the Board, regularly provide the Series with investment research, advice and supervision and shall furnish continuously an investment program for each Series’ assets consistent with the investment objectives and policies of each Series.

The New Agreements have the same duration and termination provisions as the Current Agreements.  The New Agreements will have an initial term of two years from their effective dates and will continue from year to year so long as their renewals are specifically approved by (a) a majority of the Directors who are not parties to the New Agreements and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreements, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Directors or (b) by vote of a majority of the voting securities of each Series.  Each New Agreement may be terminated by the Fund, without the payment of any penalty, by a vote of the Board or with respect to a Series, upon the affirmative vote of a majority of the outstanding voting securities of the Series.  Each New Agreement may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by Manning & Napier or Rainier, without the payment of any penalty, and shall automatically terminate in the event of assignment.

The New Agreements subjects Manning & Napier and Rainier to the same standard of care and liability to which each was subject under the Current Agreements.

Information on Investment Advisory Fees Paid

The following table shows: (i) the dollar amount of fees paid to Manning & Napier by each Series pursuant to the Current Agreement; (ii) the dollar amount waived by Manning & Napier pursuant to a contractual fee waiver agreement and expense limitation agreement in place for the Series, as applicable (the “Fee Waiver Agreements”); and (iii) the dollar amount of net advisory fees paid to Manning & Napier by each Series, for the most recent fiscal year ended October 31, 2019 (the “10/31 Series”) and December 31, 2019 (the “12/31” Series):

Series Name	Advisory Fees Paid	Fees Waived or Reimbursed	Net Advisory Fees Paid
Blended Asset Conservative Series	$344,667	$162,123	$182,544
Blended Asset Extended Series	$831,332	$183,498	$647,834
Blended Asset Maximum Series	$597,878	$155,715	$442,163
Blended Asset Moderate Series	$428,748	$191,098	$237,650
Core Bond Series	$551,288	$547,874	$3,414
Credit Series*	N/A	N/A	N/A
Disciplined Value Series	$847,911	$101,784	$746,127
Diversified Tax Exempt Series	$1,228,573	$952,019	$276,554
Equity Series	$491,938	$156,798	$335,140
High Yield Bond Series	$414,198	$326,414	$87,784
New York Tax Exempt Series	$581,717	$457,418	$124,299
Overseas Series	$3,669,477	$685,517	$ 2,983,960
Pro-Blend Conservative Term Series	$4,194,851	$3,404	$4,191,447
Pro-Blend Extended Term Series	$3,451,516	$43,119	$ 3,408,397
Pro-Blend Maximum Term Series	$2,540,067	$90,444	$2,449,623
Pro-Blend Moderate Term Series	$2,892,997	$50,180	$2,842,817
Rainier International Discovery Series	$4,192,190	$341,341	$3,850,849
Real Estate Series	$1,866,241	$1,004,139	$862,102
Target Income Series	N/A	$95,277	N/A
Target 2015 Series	N/A	$149,526	N/A
Target 2020 Series	N/A	$131,598	N/A
Target 2025 Series	N/A	$135,554	N/A
Target 2030 Series	N/A	$154,337	N/A
Target 2035 Series	N/A	$168,910	N/A
Target 2040 Series	N/A	$179,821	N/A
Target 2045 Series	N/A	$187,700	N/A
Target 2050 Series	N/A	$195,491	N/A
Target 2055 Series	N/A	$195,620	N/A
Target 2060 Series	N/A	$225,968	N/A
Unconstrained Bond Series	$2,770,290	$2,233,793	$536,497

*The Series had not commenced operations as of December 31, 2019.

The Advisor has contractually agreed to waive the management fee for the Class W shares and pursuant to an Advisory Fee Waiver Agreement, the Advisor has contractually agreed to limit each class’s total direct annual operating expenses (exclusive of Rule 12b-1 Fees and waived Class W management fees, as applicable). If the Proposal is approved by shareholders of each Series and the Transaction closes, Manning & Napier has agreed to maintain the Fee Waiver Agreements indefinitely. The Fee Waiver Agreements may not be amended or terminated by the Advisor without the approval of the Board.

Information on Investment Sub-Advisory Fees Paid

For period ended October 31, the sub-advisory fees paid by Manning & Napier to the Rainier with respect to the Rainier International Discovery Series were $3,260,592.

Section 15(f) of the 1940 Act

Because the Transaction may be considered to result in a change of control of Manning & Napier and Rainier under the 1940 Act resulting in the assignment of the Current Agreements, Manning & Napier and Rainier intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Manning & Napier and Rainier have confirmed for the Board that the Transaction will not impose an unfair burden on the Series within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser).  At the present time, at least 75% of the Directors are classified as Independent Directors. Manning & Napier and Rainier have confirmed for the Board that each anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of Manning & Napier or Rainier.

Board Considerations in Approving the New Agreements

In preparation for the April 22nd Board Meeting, the Directors requested that Manning & Napier and Rainier furnish information necessary to evaluate the terms of the New Agreements. The Board also considered information that the Board previously reviewed in connection with its most recent approval of the Current Agreements, which approval occurred at an in-person meeting held on November 21, 2019.  Additionally, as part of that prior approval, the Directors conducted a working session on October 25, 2019 during which they reviewed and discussed extensive information provided by Manning & Napier and Rainier that was requested on their behalf. The Directors used this information, as well as other information submitted to the Board in connection with the April 22nd Board Meeting and other meetings held since the most recent renewals of the Current Agreements, to help them decide whether to approve the New Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from Manning & Napier and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by Manning & Napier and Rainier under the New Agreements; (iii) the proposed advisory fee to be paid to Manning & Napier and Rainier under the New Agreements; (iv) Manning & Napier and Rainier’s compliance programs; and (v) Manning & Napier and Rainier’s investment management personnel.

At the April 22nd Board Meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by Manning & Napier, Rainier and other service providers of the Series, approved the New Agreements.  As part of their evaluation, the Independent Directors received advice from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Manning & Napier and Rainier; (ii) the investment performance of the Series, Manning & Napier and Rainier; and (iii) the fees to be paid to Manning & Napier and Rainier under the New Agreements, as discussed in further detail below. In addition, the Board, in considering the New Agreements in the context of the Transaction, relied upon representations from Manning & Napier and Rainier that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Series by Manning & Napier and Rainier that are discussed below; (ii) Manning & Napier and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Series were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by Manning & Napier and Rainier

In considering the nature, extent and quality of the services to be provided by Manning & Napier and Rainier, the Board reviewed the portfolio management services to be provided by Manning & Napier and Rainier to the Series, including the quality of the continuing portfolio management personnel and Manning & Napier and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Agreements, and noted that the New Agreements do not materially differ from the Current Agreements. The Directors also reviewed Manning & Napier and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for Manning & Napier and Rainier also were available to the Board.  The Directors also considered other services to be provided to the Series by Manning & Napier specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by Manning & Napier and Rainier under the New Agreements support approval of the New Agreements.

Investment Performance of Manning & Napier and Rainier

In connection with its most recent approvals of the continuation of the Current Agreements and other meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding each Series performance over various time periods. As part of these meetings, Manning & Napier and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting Manning & Napier and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of Manning & Napier and Rainier’s performance at meetings held prior to the April 22nd Board Meeting. The Board also reviewed detailed performance information for the Series through March 31, 2020.  In doing so, the Directors determined that Manning & Napier and Rainier’s performance was satisfactory, or, where Manning & Napier or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors were satisfied by the reasons for the underperformance and/or the steps taken by Manning & Napier and Rainier in an effort to improve performance. Based on this information and Manning & Napier and Rainier’s representations that the portfolio managers for the Series were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that Manning & Napier and Rainier had been able to achieve for each Series support approval of the New Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to Manning & Napier and Rainier under the New Agreements are the same as the investment advisory fee payable to Manning & Napier and Rainier under the Current Agreements.  With respect to profitability and economies of scale, the Board considered Manning & Napier and Rainier’s profitability and economies of scale from management of the Series when the Board most recently approved the continuation of the Current Agreements.  Accordingly, the Directors did not make any conclusions regarding Manning & Napier and Rainier’s profitability, or the extent to which economies of scale would be realized, in consideration of the Transaction, but will do so during future considerations of the New Agreements.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreements at the April 22nd Board Meeting.  The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by Manning & Napier and Rainier to the Series and that the appointment of Manning & Napier and Rainier and the approval of the New Agreements would be in the best interest of the Series and their shareholders.  Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of Manning & Napier as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Agreements.

In evaluating the background and conclusions discussed above, shareholders should consider:

●

In reaching its determination regarding the approval of the New Agreements, the Board, including all of the Independent Directors, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

●

In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

ADDITIONAL INFORMATION

INFORMATION ABOUT OFFICERS OF THE FUND

The chart below provides basic information about each officer of the Fund. For purposes of their duties as officers, the address of each individual listed below is 290 Woodcliff Drive, Fairport, New York 14450.

Name and Age	Positions Held With the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years

Elizabeth Craig, 33	Corporate Secretary	Since 2016*

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Samantha Larew, 39	Chief Compliance Officer, Anti-Money Laundering Compliance Officer	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018*

Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Scott Morabito, 32	Vice President	Vice President since 2019; Assistant Vice President (2017-2019)*

Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Troy Statczar, 48	Principal Financial Officer, Treasurer	Principal Financial Officer and Treasurer since 2020*

Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Sarah Turner, 37	Chief Legal Officer; Assistant Corporate Secretary	Since 2018

Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*	The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Fund. Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following Series of the Fund have a fiscal year end of October 31: Disciplined Value Series, Equity Series, Overseas Series, Pro-Blend® Conservative Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Pro-Blend® Moderate Term Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, Target 2060 Series, Target Income Series, Blended Asset Conservative Series, Blended Assets Extended Series, Blended Asset Maximum Series, Blended Asset Extended Series, and Rainier International Discovery Series (collectively, the “10/31 Series”).

The following Series of the Fund have a fiscal year end of December 31: Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, New York Tax Exempt Series, Real Estate Series, and Unconstrained Bond Series(collectively, the “12/31 Series”).

For purposes of the following fee information, the 10/31 Series and the 12/31 Series include terminated series of the Fund which had fiscal year ends of October 31 and December 31, respectively.

Audit Fees. Below are the aggregate fees billed for each Series’ last two fiscal years for professional services rendered by PwC for the audit of the Fund’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those years. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

	2019	2018
10/31 Series	$582,638	$553,697
12/31 Series	$235,745	$269,921
Total for Fund	$818,383	$823,618

Audit-Related Fees. Below are the fees billed to the Fund in each Series’ last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above (together, “Audit-Related Services”).

	2019	2018
10/31 Series	$—	$—
12/31 Series	$—	$—
Total for Fund	$—	$—

With respect to engagements that related directly to the operations or financial reporting of the Fund, below are the aggregate fees billed by PwC for Audit-Related Services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (together referred to herein as “Affiliated Service Providers”) for each Series’ last two fiscal years. These fees were for work related to a fund merger, prospectus updates related to various fund changes, work related to liquidating trusts for closed funds, a license for proprietary authoritative financial reporting and assurance literature library software.

	2019	2018
Advisor and Affiliated Service Providers	$—	$171,600

Tax Fees. Below are the aggregate fees billed for each Series’ last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning (together, “Tax-Related Services”). The Tax-Related Services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes. With respect to engagements that related directly to the operations or financial reporting of the Fund, there were no fees billed by PwC for Tax-Related Services to the Advisor or the Affiliated Service Providers for each Series’ last two fiscal years.

	2019	2018
10/31 Series	$309,890	$184,036
12/31 Series	$120,638	$81,900
Total for Fund	$430,528	$265,936

All Other Fees. There were no fees billed to the Fund in each Series’ last two fiscal years for other products and services by PwC, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Fund, PwC did not bill the Advisor or the Affiliated Service Providers for Other Fees in each Series’ last two fiscal years.

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed for each Series’ last two fiscal years by PwC for services rendered to the Fund, the Advisor and the Affiliated Service Providers.

	2019	2018
10/31 Series	$309,890	$184,036
12/31 Series	$120,638	$81,900
Advisor and Affiliated Service Providers	$—	$171,600
Total for Fund	$430,528	$437,536

Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be separately pre-approved by the Audit Committee.

Board Consideration of Non-Audit Services. The Audit Committee has considered whether PwC’s provision of non-audit services that were rendered to the Advisor and Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund and each Series, as applicable.

COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at 290 Woodcliff Drive, Fairport, New York 14450. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

VOTING INFORMATION

Each share of a Series is entitled to one vote, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Fund, 290 Woodcliff Drive, Fairport New York 14450 Attention: Secretary), by executing a proxy bearing a later date, or by attending and voting at the virtual Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

Quorum

The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund.

Required Vote

With respect to Proposal 1, provided that a quorum is present, an affirmative vote of a majority of the shares cast at the Meeting is required to elect a Nominee as a Director of the Fund. All Series will vote together as a single class, and the Series will not vote separately on the election of each Nominee. With respect to Proposal 2, shareholders of each Series will vote separately. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Series means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to a Series requires the affirmative vote of a 1940 Act Majority of the Series’ shares.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes”, however, will not affect the outcome of the votes because the Fund’s voting requirement is based on shares actually “cast” at the Meeting.

Outstanding Shares of each Series

As of May 13, 2020, the following numbers of shares of each Series of the Fund were outstanding:

Series	Shares Outstanding
Blended Asset Conservative Series
Blended Asset Extended Series
Blended Asset Moderate Series
Blended Asset Maximum Series
Core Bond Series
Credit Series
Disciplined Value Series
Diversified Tax Exempt Series
Equity Series
High Yield Bond Series
New York Tax Exempt Series
Overseas Series
Pro-Blend Conservative Term Series
Pro-Blend Extended Term Series
Pro-Blend Maximum Term Series
Pro-Blend Moderate Term Series
Rainier International Discovery Series
Real Estate Series
Target Income Series
Target 2015 Series
Target 2020 Series
Target 2025 Series
Target 2030 Series
Target 2035 Series
Target 2040 Series
Target 2045 Series
Target 2050 Series
Target 2055 Series
Target 2060 Series
Unconstrained Bond Series

Adjournment

In the event that a quorum to transact business or the vote required to elect any Nominee is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the election of any Nominee, the persons named as proxies will vote in favor of such adjournment with respect to any Nominee those proxies which they are entitled to vote in favor of that Nominee and will vote against any such adjournment with respect to any Nominee those proxies required to be voted against that Nominee, provided that “broker non-votes” and abstentions will be disregarded for this purpose.

OWNERSHIP OF THE SERIES

As of the Record Date, the following persons owned of record, or were known by the Fund to own beneficially, more than 5% of the shares of a class of the Series. On that date, the Directors and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

As of May 13, 2020, the Board and officers of the Fund as a group owned less than 1% of the outstanding shares of each Series.

COST AND METHOD OF PROXY SOLICITATION

Manning & Napier (or its affiliates) will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, Internet or telephone. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, who will not be paid for these services, and/or by Broadridge Financial Solutions, Inc., a professional proxy solicitor retained by the Fund for an estimated fee of $420,000, plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Fund may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of the proxy materials to beneficial owners.

SERVICE PROVIDERS

Investment Advisor and Administrator

Manning & Napier Advisors, LLC serves as the investment advisor to the Fund. The Advisor is located at 290 Woodcliff Drive, Fairport, New York 14450. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.

The Advisor also serves as the Fund’s transfer agent, accounting services agent and dividend disbursing agent, and provides administration services to the Fund and its Series. The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting, sub-transfer agent, sub-dividend disbursing agent and sub-administration services to each Series of the Fund.

Distributor

Manning & Napier Investor Services, Inc., acts as Distributor of Fund shares and is located at the same address as the Advisor.

INDEX OF APPENDICES

APPENDIX A	New Investment Advisory Agreement between the Fund, on behalf of each Series, and Manning & Napier Advisors, LLC

APPENDIX B	New Investment Advisory Agreement between the Fund, on behalf of the Rainier International Discovery Series, and Manning & Napier Advisors, LLC

APPENDIX C	New Investment Advisory Agreement between the Fund, on behalf of the Rainier International Discovery Series, and Manning & Napier Advisors, LLC

Appendix A

FORM OF INVESTMENT ADVISORY AGREEMENT

Manning & NAPIER FUND, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [__] day of [______], 2020, by and between Manning & NAPIER FUND, INC. (the “Fund”), a corporation organized under the laws of the State of Maryland, and Manning & NAPIER ADVISORS, LLC (the "Advisors").

W I T N E S S E T H:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.	In General

The Advisor agrees, all as more fully set forth herein, to act as managerial investment advisor to each of the portfolios of the Fund referenced on Schedule A, as may be amended from time to time by written agreement between the parties, with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in each portfolio of the Fund and generally administer the affairs of the Fund.

2.	Duties and Obligations of the Advisor

with respect to Management of the Fund

(a)    Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Directors of the Fund, the Advisor shall:

(i)     Decide what securities and other assets shall be purchased or sold by each portfolio of the Fund and when;

(ii)      Arrange for the purchase and the sale of securities and other assets held in each portfolio of the Fund by placing purchase and sale orders for the Fund; and

(iii)      To carry out the obligations above, the Advisor shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b)    All services performed by the Advisor, including any investment purchases or sales, shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law including, without limitation, the Internal Revenue Code and the Investment Advisers Act of 1940 (the “Advisers Act”); (3) the provisions of the Articles of Incorporation and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Directors of the Fund; and (5) the Fund’s registration statement on Form N-1A.

(c)    The Advisor shall also administer the affairs of the Fund and, in connection therewith, shall be responsible for (i) overseeing the Fund's insurance relationships; (ii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund's shareholders and Directors and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Fund agreeing to supply or to cause to be supplied to the Advisor all necessary financial and other information in connection with the foregoing); (iii) preparing such applications and reports as may be necessary to register or maintain the Fund's registration and/or the registration of its shares under the securities or "blue-sky" laws of the various states (the Fund agreeing to pay all filing fees or other similar fees in connection therewith); (iv) responding to all inquiries or other communications of shareholders, if any, which are directed to the Advisor, or if any such inquiry or communication is more properly to be responded to by the Fund's transfer agent, custodian or accounting services agent, the Advisor is responsible for directing such inquiry to the appropriate party in a timely fashion and ensuring that such inquiry is responded to; and (v) authorizing and directing any of the Advisor's directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any such directors, officers or employees of the Advisor.

(d)    The Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund under this Agreement, except as otherwise provided herein or as may be necessary for the Advisor to supply to the Fund or its Board the information required to be supplied under this Agreement.

The Advisor shall maintain separate books and detailed records of all matters pertaining to the securities and other assets held by the Fund as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, accounting services agent, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the securities and other assets, and shall preserve such records for the periods and in the manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Fund upon the termination of this Agreement (the Advisor may retain a copy of such records) and shall be available without delay during any day the Fund is open for business. The Advisor agrees that all Fund Books and Records are property of the Fund.

(e)    The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has determined to delegate the authority and responsibility to vote proxies for the Fund’s securities to the Advisor. So long as proxy voting authority for the Fund has been delegated to the Advisor, the Advisor shall exercise its proxy voting responsibilities. The Advisor shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Fund. The Advisor shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Advisor may be revoked or modified by the Board at any time.

(f)     The Advisor will provide the Fund with any information reasonably requested regarding the services provided hereunder required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-SAR, Form N-Q, Form N-PX, amended registration statement, proxy statement, prospectus supplement or similar document to be filed by the Fund with the Commission. The Advisor will make its officers and employees available to meet with the Board from time to time on due notice to review its services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(g)    The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall, have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. The Fund agrees to indemnify the Advisor to the full extent permitted by the Fund's Articles of Incorporation. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights that the Fund may have under any federal securities laws.

(h)    Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the Act) of the Advisor from acting as investment advisor or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling or trading any securities or hedging instruments for its or their own accounts or for the accounts of others from whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

(i)    Nothing in this Agreement shall permit the Advisor to take or receive physical possession of cash, securities or other investments of the Fund. The cash, securities or other investments of the Fund shall be held in the custody of an entity chosen by the Fund to act as the Fund’s custodian (the “Custodian”). The Fund represents and agrees that any such Custodian shall be a “qualified custodian” as defined in Rule 206(4)-2 under the Advisers Act. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees. The cash, securities or other investments of the Fund are held in the custody of the Custodian, and the Advisor shall have no responsibility or liability with respect to custody arrangements or the acts, omissions or other conduct of the Custodian.

(j)    The Advisor is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Advisor is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Advisor, there is no proceeding or investigation that is reasonably likely to result in the Advisor being prohibited from performing the services contemplated by this Agreement. The Advisor agrees to promptly notify the Fund of the occurrence of any event that would disqualify the Advisor from serving as an investment adviser to a registered investment company. The Advisor is in compliance, in all material respects, with all applicable federal and state law in connection with its investment management operations.

3.    Broker-Dealer Relationships

The Advisor shall determine the securities and other assets to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers, including futures commission merchants, to carry out the policy with respect to brokerage set forth in the Fund’s registration statement on Form N-1A or as the Board of Directors may direct from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, including futures commission merchants, the Advisor will use its best efforts to seek on behalf of the Fund the best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Advisor shall consider all factors that it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Advisor may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Directors of the Fund and Section 28(e) of the Exchange Act, the Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to its discretionary clients, including the Fund. The Advisor shall not take into account the sale of shares of the Fund when allocating purchase and sale orders for portfolio securities to brokers or dealers. In no instance, will the Fund’s securities or other assets be purchased from or sold to the Advisor, the Fund’s principal underwriter, or any affiliated person of either the Fund, Advisor, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Advisor will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Advisor reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

4.    Allocation of Expenses

The Advisor agrees that it will furnish the Fund, at the Advisor's expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Advisor will also pay all compensation of all Directors, officers and employees of the Fund who are affiliated persons of the Advisor. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses to its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Directors with respect thereto.

5.    Compensation of the Advisor

(a)    The Fund agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor hereunder, an annual management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates included on Schedule A to this Agreement. The method for determining the net asset value of the Fund for purposes hereof shall be the same as the method for determining the net asset value of the Fund for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s registration statement on Form N-1A. In the event of termination of this Agreement, the fee provided in this paragraph shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Advisor may, in its discretion and from time to time, waive a portion of its fee.

6.    Duration and Termination

(a)    This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from the date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

(b)    This Agreement may be terminated by the Advisor at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Advisor sixty (60) days' written notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote, or by a majority vote of the Board of Directors. This Agreement shall automatically terminate in the event of its assignment (as so defined).

(c)    As used in this Section 6, the terms “assignment,” “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

7.    Notice

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party. Until notified to the contrary, each party’s address for receiving notice is set forth below:

To the Advisor at:	Manning & Napier Advisors, LLC 290 Woodcliff Drive Fairport, New York 14450 Attention: Legal Department
To the Fund at:	Manning & Napier Fund, Inc. c/o Manning & Napier Advisors, LLC 290 Woodcliff Drive Fairport, New York 14450 Attention: Legal Department

8.    Amendments

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

9.    Limitation of Liability

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the assets of the Fund. The execution and delivery of this Agreement have been authorized by the Directors, and this Agreement has been signed and delivered by an authorized officer of the Fund, acting as such, and neither such authorization by the Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on them personally, but shall bind only the assets of the Fund as provided in the Funds’ current articles of incorporation and by-laws. In addition, no portfolio of the Fund shall be liable for the obligations of any other portfolio of the Fund.

10.     Entire Agreement

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

The Fund is entering into this Agreement with the Advisor on behalf of the respective portfolios of the Fund severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each portfolio as if contained in separate agreements between the Fund and Advisor for each such portfolio.

11.    Enforceability

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

12.    Governing Law

This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.    Miscellaneous

Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.    Paragraph Headings

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

15.    Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

Manning & NAPIER FUND, INC.

By:
[Name], [Title]
Attest:
____________________

Manning & NAPIER ADVISORS, LLC

By:
[Name], [Title]
Attest:

_____________________

SCHEDULE A

TO THE

Manning & NAPIER FUND, INC.

INVESTMENT ADVISORY AGREEMENT

[______] [__], 2020

FEE SCHEDULE

The Fund agrees to pay the Advisor as full compensation for all services rendered by the Advisor hereunder, an annual management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates listed below:

SERIES	PERCENTAGE

Blended Asset Conservative Series	0.40%
Blended Asset Extended Series	0.50%
Blended Asset Moderate Series	0.45%
Blended Asset Maximum Series	0.50%
Core Bond Series	0.25%
Credit Series	0.25%
Disciplined Value Series	0.30%
Diversified Tax Exempt Series	0.50%
Equity Series	0.75%
High Yield Bond Series	0.40%
New York Tax Exempt Series	0.50%
Overseas Series	0.60%
Real Estate Series	0.60%
Pro-Blend Conservative Term Series	0.40%
Pro-Blend Extended Term Series	0.60%
Pro-Blend Maximum Term Series	0.60%
Pro-Blend Moderate Term Series	0.60%
Target Income Series	0.00%
Target 2015 Series	0.00%
Target 2020 Series	0.00%
Target 2025 Series	0.00%
Target 2030 Series	0.00%
Target 2035 Series	0.00%
Target 2040 Series	0.00%
Target 2045 Series	0.00%
Target 2050 Series	0.00%
Target 2055 Series	0.00%
Target 2060 Series	0.00%
Unconstrained Bond Series	0.30%

Appendix B

FORM OF INVESTMENT ADVISORY AGREEMENT

Manning & NAPIER FUND, INC.

Appendix B

FORM OF

INVESTMENT ADVISORY AGREEMENT

with

Manning & NAPIER ADVISORS, LLC

THIS INVESTMENT ADVISORY AGREEMENT (“Agreement) is made as of the [__] day of [_____], 2020, by and between Manning & Napier Fund, Inc. , a corporation organized under the laws of the State of Maryland (the “Fund”), on behalf of the series of the Fund indicated on Schedule A (each, a “Series” and collectively, the “Series”), which may be amended from time to time by written instrument executed by the parties to add additional Series and Manning & Napier Advisors, LLC, a limited liability company organized under the laws of the State of Delaware (the “Advisor”).

WITNESSETH:

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, each Series is a series of the Fund having its own investment objective or objectives, policies, limitations and separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Fund, on behalf of each Series, desires to retain the Advisor to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services; and

WHEREAS, the Advisor agrees to serve as the investment advisor for each Series on the terms and conditions set forth herein; and

WHEREAS, the Advisor may retain one or more sub-advisors (the “Sub-Advisors”) to render portfolio management services to the Series pursuant to investment sub-advisory agreements between the Advisor and each such Sub-Advisor (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Fund hereby appoints the Advisor and the Advisor hereby accepts such appointment, to render investment advisory and related services to the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Directors (the “Board of Directors” or “Board”).

2.    DUTIES OF ADVISOR.

(a)  GENERAL DUTIES. Subject to the supervision of the Board of Directors, the Advisor shall act as investment advisor to each Series and shall supervise investments of each Series in accordance with the investment objectives, policies and restrictions of each Series as provided in each Series’ prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of the Fund.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish each Series with advice and recommendations with respect to the investment of each Series’ assets and the purchase and sale of portfolio securities and other investments for each Series, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Series, subject to the ultimate supervision and direction of the Fund’s Board of Directors; (iii) vote proxies for each Series (or delegate such responsibility to vote proxies), and file beneficial ownership reports required by Sections 13(f) and 13(g) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Series; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or the Series pursuant to applicable law; (v) furnish reports, statements and other data on securities, valuations of Series assets, economic conditions and other matters related to the investment of the Series’ assets which the officers of the Fund may reasonably request; and (vi) render to the Fund’s Board of Directors such periodic and special reports with respect to the Series’ investment activities as the Board may reasonably request; and (vii) have full authority to retain Sub-Advisors to provide certain investment advisory services to the Series, subject to the approval of the Board and the requirements of the 1940 Act. In accordance with clause (vii), the Advisor may delegate certain of its duties under this Agreement with respect to a Series to a Sub-Advisor or Sub-Advisors (including the rights and obligations set forth in Section 2(b) below) by entering into Sub-Advisory Agreements with one or more Sub-Advisors and, except as otherwise permitted under the terms of any exemptive relief granted to the Fund and Advisor by the SEC, or by rule or regulation, the Advisor may only enter into Sub-Advisory Agreements or materially amend Sub-Advisory Agreements with the approval of the Board and the approval of the shareholders of the affected Series. The Advisor shall be responsible for overseeing the performance of the Sub-Advisors and recommending changes in Sub-Advisors as appropriate.  The Advisor may pay the Sub-Advisor a portion of the compensation received by the Advisor hereunder; provided, however, that the Advisor shall remain fully liable for all of its obligations under this Agreement.

The Advisor shall also administer the affairs of the Fund and, in connection therewith, shall be responsible for (i) overseeing the Fund’s insurance relationships; (ii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund’s shareholders and Directors and reports to and other filings with the SEC and any other governmental agency (the Fund agreeing to supply or to cause to be supplied to the Advisor all necessary financial and other information in connection with the foregoing); (iii) responding to all inquiries or other communications of shareholders, if any, which are directed to the Advisor, or if any such inquiry or communication is more properly to be responded to by the Fund’s transfer agent, custodian or accounting services agent, the Advisor is responsible for directing such inquiry to the appropriate party in a timely fashion and ensuring that such inquiry is responded to; and (iv) authorizing and directing any of the Advisor’s directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any such directors, officers or employees of the Advisor.

The Advisor will provide the Fund with any information reasonably requested regarding the services provided hereunder required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-SAR, Form N-Q, Form N-PX, Form N-PORT, Form N-CEN, amended registration statement, proxy statement, prospectus supplement or similar document to be filed by the Fund with the SEC.  The Advisor will make its officers and employees available to meet with the Board from time to time on due notice to review its services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(b)  BROKERAGE. In connection with the investment and reinvestment of the assets of each Series, the Advisor is authorized (and can delegate to Sub-Advisors) to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for each Series’ portfolio (the “Portfolio”), to execute for each Series as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants, including, but not limited to, ISDA agreements, and to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all such purchases and sales of portfolio securities for said Portfolio. The Advisor may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Series on a continuing basis. The price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Advisor shall maintain records adequate to demonstrate compliance with the requirements of this section. Such records shall be made available to the Fund upon request.

In evaluating the ability of a broker-dealer to provide best execution with respect to a particular transaction, the Advisor may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Directors of the Fund and Section 28(e) of the Exchange Act, the Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to its discretionary clients, including the Series. In addition, the Advisor is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor, any Sub-Advisor or the Fund’s principal underwriter) if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Series’ assets be purchased from or sold to the Advisor, any Sub-Advisor, the Fund’s principal underwriter, or any affiliated person of either the Fund, Advisor, any Sub-Advisor or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

When the Advisor deems the purchase or sale of a security to be in the best interest of a Series as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations and consistent with the Advisor’s duty to seek best execution, may aggregate orders of the Series and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to the Series and to such other clients.

The Fund authorizes and empowers the Advisor to open and maintain trading accounts in the name of each Series and to execute for each Series as its agent and attorney-in-fact customer agreements with such broker or brokers as the Advisor shall select as provided herein. The Advisor shall cause all securities and other property purchased or sold for a Series to be settled at the place of business of the custodian or as the custodian shall direct. All securities and other property of a Series shall remain in the direct or indirect custody of the custodian except as otherwise authorized by the Board.

The Advisor further shall have the authority to instruct the custodian to pay cash for securities and other property delivered to the custodian for a Series and deliver securities and other property against payment for a Series, and such other authority granted by the Fund from time to time. The Advisor shall not have authority to cause the custodian to deliver securities and other property or pay cash to the Advisor except as expressly provided herein.

3.     REPRESENTATIONS OF THE ADVISOR. The Advisor represents, warrants and agrees that it:

(a)  has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b)  has taken all necessary actions to authorize its execution, delivery and performance of this Agreement;

(c)  is registered as an advisor under the Advisers Act; and

(d)  has furnished to the Fund the Advisor’s most recent registration statement on Form ADV.

4.     REPRESENTATIONS OF THE FUND. The Fund represents, warrants and agrees that it:

(a)  has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b)  has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c)  has furnished to the Advisor copies of each of the following documents: (i) the Articles of Incorporation of the Fund; (ii) the By-Laws of the Fund; (iii) the resolutions of the Board approving the engagement of the Advisor as investment advisor of the Series and approving the form of this Agreement; and (iv) current copies of a Series’ Prospectus and Statement of Additional Information. The Fund shall furnish the Advisor from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

5.      COVENANTS OF THE ADVISOR. The Advisor covenants that it shall:

(a) maintain all licenses and registrations necessary to perform its duties hereunder in good order; and

(b) maintain insurance in the types and in an amount at least equal to that disclosed to the Board of Directors in connection with their approval of this Agreement and shall provide prompt notice to the Fund (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims are reasonably expected to be made on its insurance policies. Furthermore, the Advisor shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

6.     INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Fund to the Advisor, have no authority to act for or represent the Fund or the Series in any way, or in any way be deemed an agent for the Fund or for the Series. It is expressly understood and agreed that the services to be rendered by the Advisor to the Series under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including affiliates of the Advisor, that may be similar to or different from that given to the Series.

7.     ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

8.     EXPENSES.

(a)  With respect to the operation of each Series, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; and (ii) all compensation of all Directors, officers and employees of the Fund who are affiliated persons of the Advisor (except to the extent the Board shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer), provided, however, the foregoing shall not be construed to prevent such affiliated persons from being reimbursed for reasonable expenses incurred in connection with Fund board meetings.

(b)  The Advisor and the Fund, on behalf of a Series, may, but are not obligated to, enter into a separate agreement pursuant to which the Advisor agrees to waive its management fee and/or reimburse Series expenses in order to limit the total annual operating expenses of the Series at a level set forth in such agreement.

 (c)  Each Series is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Section 8(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund for the benefit of the Series including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing a Series’ assets) and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Series’ shareholders and the Board of Directors that are properly payable by the Series; salaries and expenses to officers of the Fund other than those affiliated with the Advisor; an allocated portion of the salary and expenses of the Fund’s Chief Compliance Officer as may be agreed upon with the Advisor; fees of members of the Board of Directors or members of any advisory board or committee other than those affiliated with the Advisor; reasonable out of pocket expenses of members of the Board of Directors or members of any advisory board or committee, including those affiliated with the Advisor, incurred in connection with Fund board meetings; insurance premiums on property or personnel of the Series which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing, printing and mailing reports, proxy statements, prospectuses and statements of additional information of the Series or other communications for distribution to prospective and existing shareholders to the extent permitted by law; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Directors; dues or assessments of or contributions to the Investment Company Institute or any successor; reasonable out of pocket expenses incurred by the Fund’s Chief Compliance Officer or designee related to the performance of their duties overseeing the Fund’s Rule 38a-1 compliance program, including oversight of the Fund’s service providers; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Series, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses as may arise, including litigation affecting the Fund and the Fund’s obligation to indemnify its officers and Directors with respect thereto in accordance with the Fund’s governing documents, except as herein otherwise prescribed.

(d)  Nothing herein shall prohibit the Directors from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

9.     INVESTMENT ADVISORY AND MANAGEMENT FEE.

 (a)  The Series shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Series pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)  The management fee shall be accrued daily by the Series and paid to the Advisor on a monthly basis.

(c)  The initial fee under this Agreement shall be payable in the month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d)  The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Series and as may be agreed to by the parties under any expense limitation agreement between the parties.

10.     CONFLICTS WITH FUND’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund or any Series to take any action contrary to the Fund’s Articles of Incorporation or By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund and Series. In this connection, the Advisor acknowledges that the Directors retain ultimate plenary authority over the Series and may take any and all actions necessary and reasonable to protect the interests of shareholders.

11.     REPORTS AND ACCESS.

(a)  The Advisor agrees to supply such information to the Fund as shall be reasonably necessary to permit the Fund’s service providers to satisfy their obligations and respond to the reasonable requests of the Board of Directors.

(b)  The Fund agrees to provide the Advisor such information about the Fund and each Series as is necessary and appropriate for the Advisor to perform its services hereunder.

12.     ADVISOR’S LIABILITIES; STANDARD OF CARE; INDEMNIFICATION.

(a)  The Advisor shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; and it shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Series.

(b)  The Advisor shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(c)  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Fund or a Series or to any shareholder of a Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Series, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Advisor or any affiliate of the Advisor or by any Sub-Advisor. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”) except for information supplied by the Advisor for inclusion therein. Federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund, a Series or any shareholder of a Series may have under any federal securities law or state law.

(d)  The Advisor shall indemnify and hold harmless the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Advisor’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Advisor’s obligations under this Agreement, or from the Advisor’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Advisor’s obligation under this Section 12 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Advisor, is caused by or is otherwise directly related to the Fund’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(e)  The Fund shall indemnify and hold harmless the Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Fund’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Advisor’s obligations under this Agreement, or from the Fund’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Fund’s obligation under this Section 12 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Advisor, is caused by or is otherwise directly related to the Advisor’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(f)  Neither the Advisor nor the Fund shall be liable for special, consequential or incidental damages.

(g)  No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

13.     LIMITATION OF LIABILITY. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the assets of the Fund.  The execution and delivery of this Agreement have been authorized by the Directors, and this Agreement has been signed and delivered by an authorized officer of the Fund, acting as such, and neither such authorization by the Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on them personally, but shall bind only the assets of the Fund as provided in the Fund’s Articles of Incorporation and By-Laws.  In addition, no Series of the Fund shall be liable for the obligations of any other Series of the Fund.

14.     EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The services of the Advisor to the Fund and the Series are not to be deemed exclusive, and the Advisor may act as investment advisor for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly agrees that it will undertake no activities which, in its reasonable judgment, will adversely affect the performance of its obligations to a Series under this Agreement. The Fund agrees that the Advisor may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require the Advisor, its principals, affiliates, agents or employees to purchase or sell for a Series any security which it or they may purchase or sell for its or their own account or for the account of any other client.

15.     TERM.

With respect to a Series, this Agreement shall become effective on the date of execution of this Agreement or, if later, at the time the Series commences operations pursuant to an effective amendment to the Fund’s Registration Statement under the 1933 Act, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter, with respect to a Series, for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (i) the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and (ii) the vote of a majority of the Directors of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the 1940 Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

16.     RIGHT TO USE NAME.

The name “Manning & Napier” or any reasonable derivation of the same, and all rights to the use of the name “Manning & Napier” belong to the Advisor and its affiliates, and the Advisor and its affiliates have the right to license such name to the Fund and the Series. In that regard, the Advisor has consented to the use by the Fund of the identifying words “Manning & Napier” and has granted to the Fund a non-exclusive license to use the name Manning & Napier as part of the name of the Fund and the name of any Series. In the event that the Advisor or one of its affiliates is not appointed as investment advisor of the Fund or ceases to be the investment advisor of the Fund or of any Series, the non-exclusive license granted herein may be revoked by the Advisor and, if so revoked, the Fund shall cease using the name “Manning & Napier” as part of its name or the name of any Series, unless otherwise consented to by the Advisor or any successor to its interests in such name.

17.    TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by the Fund on behalf of a Series at any time without payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Series. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Series’ affairs and, at the request of the Board of Directors, transfer, at the Series’ expense, any and all books and records of the Series maintained by the Advisor on behalf of the Series.

(b)  This Agreement shall terminate automatically in the event of its assignment. The term “assignment” shall have the meaning set forth in the 1940 Act.

18.    BOOKS AND RECORDS. The Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund under this Agreement, except as otherwise provided herein or as may be necessary for the Advisor to supply to the Fund or the Board the information required to be supplied under this Agreement. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s request, provided, however, that the Advisor may retain copies of any records to the extent required for it to comply with applicable laws. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

19.    CONFIDENTIALITY; NONPUBLIC PERSONAL INFORMATION. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Series’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

20.     ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Fund’s Anti-Money Laundering Policy of which it has not been notified in writing by the Fund a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Fund and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Fund. The Fund may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

21.     CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Fund and the Series are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Advisor agrees to use its best efforts to assist the Fund and the Series in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Advisor agrees to inform the Fund of any material development related to the Series that the Advisor reasonably believes is relevant to the Series’ certification obligations under the Sarbanes-Oxley Act.

22.     NOTIFICATION. The Advisor agrees that it will provide prompt notice to the Fund about material changes in the employment status of key investment management personnel involved in the management of any Series, material changes in the investment process used to manage any Series, any changes in senior management, operations, financial condition or ownership of the Advisor’s firm and the occurrence of any event that would disqualify the Advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

23.     NOTICES. Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by hand or by commercial overnight delivery service, addressed as follows:

ADVISOR:	Manning & Napier Advisors, LLC 290 Woodcliff Dr. Fairport, NY 14450

FUND:	Manning & Napier Fund, Inc. 290 Woodcliff Dr. Fairport, NY 14450

24.     AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

25.     SEVERABILITY AND ENTIRE AGREEMENT. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. In the event the terms of this Agreement are applicable to more than one Series, the Fund is entering into this Agreement with the Advisor on behalf of the respective Series severally and not jointly, with the express intention that the provisions contained in each numbered Section hereof shall be understood as applying separately with respect to each Series as if contained in separate agreements between the Fund and Advisor for each such Series. In the event that this Agreement is made applicable to any additional Series by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Series so that, for example, the execution date for purposes of Section 14 of this Agreement with respect to such Series shall be the execution date of the relevant Schedule.

26.     CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

27.     GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

28.     COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

29.     MISCELLANEOUS. Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

Manning & Napier Fund, Inc. on behalf of the series listed on Schedule A		Manning & Napier Advisors, LLC

By:		By:
Name:	[ ]	Name:	[ ]
Title:	[ ]	Title:	[ ]

SCHEDULE A

Series	Annual Fee Rate as a Percentage of Average Daily Net Assets
Rainier International Discovery Series	0.90%

Appendix C

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 21st day of August, 2017, by and among Rainier Investment Management, LLC, an investment advisor located at 601 Union Street, Suite 3525, Seattle, Washington, 98101, (the “Sub-adviser”), and Manning & Napier Advisors, LLC, an investment advisor located at 290 Woodcliff Dr. Fairport, New York 14450 (the “Advisor”).

WHEREAS, the Advisor and the Sub-adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, Manning & Napier Fund, Inc. Fund, a corporation organized under the laws of the State of Maryland located at 290 Woodcliff Dr. Fairport, New York, 14450[ (the “Fund”), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund has retained the Adviser to perform investment advisory services for the Rainier International Discovery Series, a series of the Fund (the “Fund”), under the terms of an investment advisory agreement, dated August 21, 2017, between the Adviser and the Fund on behalf of the Series (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement provides that the Advisor may retain one or more sub-advisers, subject to the approval of the Fund’s Board of Directors (the “Board”), including a majority of Directors of the Board who are not “interested persons” of the Adviser (the “Independent Directors”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Series pursuant to investment sub-advisory agreements between the Series, the Advisor and each such sub-adviser; and

WHEREAS, the Fund’s Board has duly consented to and approved the appointment of the Sub-adviser to provide investment advisory services (the "Services") to a portion of the assets of the Series allocated to the Sub-adviser (the “Allocated Portion”); and

WHEREAS, the Advisor, acting pursuant to the Advisory Agreement, wishes to retain the Sub-adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)	Acceptance. The Advisor hereby appoints the Sub-adviser, and the Sub-adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Series with respect to the Allocated Portion.

(b)	Independent Contractor. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Fund or Adviser to the Sub-adviser, have no authority to act for or be deemed an agent of the Fund or the Series in any way, or in any way be deemed an agent for the Fund or for the Series.

(c)	The Sub-adviser’s Representations. The Sub-adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Series and the Advisor.

The Sub-adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the advice and services to Fund and Series as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)	Maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Fund (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)	The Advisor’s Representations. The Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Advisor further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-adviser.

(e)	Plenary authority of the Board. The Sub-adviser and Advisor both acknowledge that the Series is a mutual fund that operates as a series of the Fund under the authority of the Board.

2.	DELIVERY OF DOCUMENTS.

(a)	The Advisor has furnished or will furnish to the Sub-adviser copies of each of the following documents:

(i)	the Articles of Incorporation of the Fund as in effect on the date hereof;

(ii)	the By-laws of the Fund in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Fund and of the Advisor as currently in effect; and

(vi)	current copies of the Series’ Prospectus and Statement of Additional Information.

The Advisor shall furnish the Sub-adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

(b)	The Sub-adviser has furnished or will furnish the Advisor with copies of each of the following documents:

(i)	the Sub-adviser's most recent registration statement on Form ADV;

(ii)	the Sub-adviser’s most recent balance sheet;

(iii)	separate lists of persons whom the Sub-adviser wishes to have authorized to give written and/or oral instructions to the custodian (the "Custodian") and accounting agent of the Series’ assets;

(iv)	the Code of Ethics (defined below) of the Sub-adviser as currently in effect;

(v)	the Sub-adviser’s proxy voting policies as currently in effect; and

(vi)	complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Advisor may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-adviser.

The Sub-adviser shall furnish the Advisor from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-adviser shall provide to the Advisor such other documents relating to its services under this Agreement as the Advisor may reasonably request on a periodic basis. Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board and the Advisor, the Sub-adviser shall manage the investments of the Allocated Portion in accordance with the Series’ investment objective, policies, and restrictions as provided in the Series’ Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Sub-adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-adviser's management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-adviser will, at its own expense:

(a)	advise the Advisor and the Series in connection with investment policy decisions to be made by it regarding the Series and, upon request, furnish the Advisor and the Series with research, economic and statistical data in connection with the Series’ investments and investment policies;

(b)	submit such reports and information as the Advisor or the Series may reasonably request to assist the Custodian and/or Accounting Agent in its determination of the market value of securities held in the Series;

(c)	obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Series;

(d)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Series;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)	as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-adviser, provide copies to the Advisor and the Series upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-adviser;

(h)	as soon as practicable following the end of each calendar month, provide the Advisor and the Series with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-adviser, a summary listing all investments attributable to transactions of the Sub-adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Advisor or the Series may reasonably request in connection with any accounting or marketing services that the Advisor provides for the Series. The Advisor and the Series acknowledge that Sub-adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)	to the extent reasonably requested by the Fund or the Advisor, use its best efforts to assist the Chief Compliance Officer of the Fund in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Fund or the Advisor with (a) current copies of the compliance policies and procedures of the Sub-adviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations of the Sub-adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (c) a copy of the Sub-adviser's annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) copies of any correspondence between the Sub-adviser and a regulatory agency in connection with regulatory examinations or proceedings, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-adviser to the effect that the policies and procedures of the Sub-adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)	comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, “Fund Procedures”) provided to the Sub-adviser by the Advisor or the Series and notify the Advisor as soon as reasonably practicable upon (a) detection of any breach of such Series Procedures or (b) determination that a Series Procedure conflicts with a procedure adopted by the Sub-adviser;

(k)	maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Advisor and the Series, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent "access persons," as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Advisor or the Fund any compliance questionnaires or other inquiries submitted to the Sub-adviser in writing;

(m)	furnish to the Directors such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

(n)	as reasonably requested by the Series, provide the Series with information and advice regarding assets in the Allocated Portion to assist the Series in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Series’ pricing agents is reasonable;

(o)	file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the "Exchange Act"), with respect to its duties as are set forth herein;

(p)	except as permitted by the Series Procedures, shall treat confidentially, and shall not disclose without the consent of the Series, all information in respect of the portfolio investments of the Series, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Series, and any and all trades of portfolio securities or other transactions effected for the Series (including past, pending and proposed trades); and

(q)	upon request, will review the Series’ Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Series (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-adviser, the manner in which the Sub-adviser manages the Series and information relating directly or indirectly to the Sub-adviser (the “Sub-adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing services under this Agreement, the Sub-adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the CEA, the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Series or its agent will provide timely information to the Sub-adviser regarding such matters as inflows to and outflows from the Series and the cash requirements of, and cash available for investment in, the Series. The Series or its agent will timely provide the Sub-adviser with copies of monthly accounting statements for the Series, and such other information as may be reasonably necessary or appropriate in order for the Sub-adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Series or securities held, or formerly held, in the Series. The Sub-adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Series, including those involving securities presently or formerly held in the Series, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-adviser involving issuers presently or formerly held in the Allocated Portion of the Series, the Sub-adviser shall promptly forward such notices to the Advisor and, with the consent of the Advisor, may provide information about the Series to third parties for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING

(a)	The Advisor hereby delegates to the Sub-adviser the Advisor’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Series, provided however, that the Series may request that the Sub-adviser vote proxies for the Allocated Portion in accordance with the Series’ proxy voting policies. Absent specific instructions to the contrary provided to it by the Advisor or the Series, and subject to its receipt of all necessary voting materials, the Sub-adviser shall vote all proxies with respect to investments of the Series in accordance with the Sub-adviser’s proxy voting policy as most recently provided to the Advisor and the Fund.

(b)	The Sub-adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)	The Sub-adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-adviser’s voting procedures, of the Sub-adviser’s actual votes, and such other information required for the Series to comply with any rules or regulations promulgated by the SEC. The Sub-adviser shall supply updates of this record to the Advisor or any authorized representative of the Advisor, or to the Series on a quarterly basis (or more frequently, upon the request of the Advisor). The Sub-adviser shall provide the Advisor and the Series with information regarding the policies and procedures that the Sub-adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Advisor specifically agrees that the Sub-adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by the Series;

(c)	all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund for the benefit of the Series including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Series borrowings;

(e)	costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Series’ assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-adviser;

(f)	Series taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of the Series’ shareholders and the Board;

(h)	salaries and expenses of officers of the Fund, including without limitation the Fund’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Series which inure to its benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Series and trade association dues or educational program expenses of the Fund or the Board; and

(k)	fees and expenses (including legal fees) of registering and maintaining registration of the Series’ shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Series, if any.

The Sub-adviser specifically agrees that with respect to the operation of the Series, the Sub-adviser shall be responsible for (i) providing the personnel, office space, furnishings, and equipment reasonably necessary to provide its sub-advisory services to the Series hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-adviser. Additionally, the Sub-adviser agrees that the Sub-adviser shall be responsible for reasonable expenses incurred by the Series or Advisor in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-adviser to which neither the Series nor the Advisor is a party. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Series and the Advisor in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES

(a)	The Advisor shall pay to the Sub-adviser, and the Sub-adviser agrees to accept, as full compensation for all services furnished or provided to the Series pursuant to this Agreement a fee (for the payment of which the Series shall have no obligation or liability), based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Series during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-adviser, as of the most recent preceding day for which the Series’ net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)	The Sub-adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Series, the Sub-adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion's portfolio (the "Portfolio") and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Series on a continuing basis. The price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph. Such records shall be made available to the Series or Advisor upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-adviser to its discretionary clients, including the Series. In addition, the Sub-adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor, Sub-adviser or the Fund's principal underwriter) if the Sub-adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Series’ assets be purchased from or sold to the Advisor, Sub-adviser, the Fund's principal underwriter, or any affiliated person of either the Fund, Advisor, the Sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Advisor and the Series authorize and empower the Sub-adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Series. In addition, in connection with establishing such brokerage accounts, the Advisor and the Series authorize and empower the Sub-adviser to execute for the Series as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-adviser shall select as provided above. Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-adviser may, using such of the securities and other investments of the Series as the Sub-adviser deems necessary or desirable, direct the Custodian to deposit for the Series original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-adviser deems desirable or appropriate and as is required by applicable law. The Sub-adviser shall cause all securities and other property purchased or sold for the Series to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Series shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. The Sub-adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Series, (ii) to deliver securities and other property against payment for the Series, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-adviser except as expressly provided herein.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of the Series; shall act at all times in the best interests of the Series; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-adviser shall be liable to the Series and/or the Advisor for any loss (including brokerage charges) incurred by the Series as a result of any investment made by the Sub-adviser in violation of the first paragraph of Section 3 hereof. The Sub-adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-adviser by the Adviser or the Series, and only with respect to the Sub-adviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be subject to liability to the Advisor or the Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Series, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Advisor or Series may have under any federal securities law or state law.

The Sub-adviser shall indemnify and hold harmless the Advisor and the Series from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-adviser Disclosure; and (ii) resulting from the Sub-adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-adviser's obligations under this Agreement, or from the Sub-adviser's reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-adviser's obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Advisor, is caused by or is otherwise directly related to the Advisor’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor or Series, the Advisor or Series shall not be subject to liability to the Sub-adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Series, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Advisor or the Series. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-adviser may have under any federal securities law or state law.

The Advisor shall indemnify and hold harmless the Sub-adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from the Advisor's willful misfeasance, bad faith or gross negligence in connection with the performance of the Advisor's obligations under this Agreement, or from the Advisor’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Advisor's obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-adviser, is caused by or is otherwise directly related to the Sub-adviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Directors or Officer of the Fund, or officer of the Advisor or Sub-adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)	This Agreement shall become effective upon approval by the Board [and the shareholders of the Series] and its execution by the parties hereto. [Pursuant to the exemptive relief obtained in the SEC Order dated on or about [Date], Investment Company Act Release No. [Release Number], approval of the Agreement by a majority of the outstanding voting securities of the Series is not required, and the Sub-adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.]

(b)	This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Series (a) by the Series at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Series, (b) by the Advisor at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-adviser, or (c) by the Sub-adviser at any time, without the payment of any penalty, on 90 days' written notice to the Advisor. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)	In the event of a termination, the Sub-adviser shall cooperate in the orderly transfer of the Series’ affairs and, at the request of the Board or the Advisor, transfer any and all books and records of the Series maintained by the Sub-adviser on behalf of the Series.

(d)	The Sub-adviser shall promptly notify the Advisor of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-adviser to the Advisor and the Series are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Advisor agrees that Sub-adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Series. Nothing in this Agreement shall be deemed to require Sub-adviser, its principals, affiliates, agents or employees to purchase or sell for the Series any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Series with those for other accounts managed by the Sub-adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-adviser’s compliance policies and procedures and applicable law. The Sub-adviser also agrees to provide such documentation and/or information to the Series or Advisor as is reasonably necessary to allow the Series or Advisor to determine whether orders for the Series have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Series’ or the Advisor’s request, provided, however, that Sub-adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-adviser has no responsibility for the maintenance of the records of the Series, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-adviser hereto agrees on behalf of itself and its directors, Directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Series (a) all records and other information relative to the Series’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any "Non-public Personal Information," as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Sub-adviser. Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where the Sub-adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party's Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information," as used herein, means any of a party’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Personal Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Fund and the Series are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Sub-adviser agrees to use its best efforts to assist the Fund and the Series in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Sub-adviser agrees to inform the Fund of any material development related to the Series that the Sub-adviser reasonably believes is relevant to the Series’ certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-adviser agrees to supply such other information and documentation to the Advisor and to permit such compliance inspections by the Advisor or the Series as shall be reasonably necessary to permit the Advisor and the Series’ service providers to satisfy their obligations and respond to the reasonable requests of the Fund.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-adviser agrees that it will provide prompt notice to the Advisor and Series about developments relating to its duties as Sub-adviser of which the Sub-adviser has, or should have, knowledge that would materially affect the Series, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Series, material changes in the investment process used to manage the Series, any changes in senior management, operations, financial condition or ownership of the Sub-adviser’s firm, and the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-adviser shall immediately notify the Adviser and the Fund in the event that the Sub-adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-adviser shall immediately forward, upon receipt, to the Advisor any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Fund or the Series.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	290 Woodcliff Dr. Fairport, NY 14450

Sub-adviser:	601 Union Street, Suite 3525, Seattle, Washington, 98101

Fund/Series:	290 Woodcliff Dr. Fairport, NY 14450

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its "assignment," as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-adviser shall not consult with any other sub-adviser to the Series or a sub-adviser to a portfolio that is under common control with the Series concerning transactions for the Series, except as permitted by the Series Procedures. The Sub-adviser shall not provide investment advice to any assets of the Series other than the assets managed by the Sub-adviser.

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-adviser agrees that it shall notify the Fund of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the [State] without giving effect to the conflict of laws principles of [State] or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Manning & Napier Advisors, LLC
290 Woodcliff Dr.
Fairport, NY 14450

By:

Name:

Title:

RAINIER INVESTMENT MANAGEMENT, LLC

By:

Name:
Title:

SCHEDULE A

FUNDS AND FEES

Series	Annual Sub-advisory Fee Rate
Rainier International Discovery Series	0.70%

MANNING & NAPIER FUND, INC. 290 WOODCLIFF DRIVE FAIRPORT, NY 14450

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

4)  To attend and vote at the meeting, please register at  https://www.viewproxy.com/ManningNapier/broadridgevsm

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	<MXXXXX>-x#####	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

1.	Election of Directors
Nominees:

1) Paul J. Battaglia	4) Peter L. Faber	7) Chester N. Watson	!	!	!
2) Stephen B. Ashley	5) Harris H. Rusitzky
3) Paul A. Brooke	6) Russell O. Vernon

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

2.	(a)	To approve a new investment advisory agreement between the Fund, on behalf of each Series, and Manning & Napier Advisors, LLC (“Manning & Napier”);	!	!	!
	(b)	To approve a new investment advisory agreement between the Fund, on behalf of the Rainier International Discovery Series, and Manning & Napier; and
	(c)	To approve a new investment sub-advisory agreement between Manning & Napier and Rainier Investment Management, LLC on behalf of the Rainier International Discovery Series; and

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special
Meeting:

The Proxy Statement is available at www.proxyvote.com.

<MXXXXX>-X#####

MANNING & NAPIER FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Manning & Napier Fund, Inc. (the “Fund”) hereby appoints Elizabeth Craig and Scott Morabito, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 13, 2020 at a Special Meeting of Shareholders to be held virtually at https://viewproxy.com/ManningNapier/broadridgevsm and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE